Registration Nos. 333-84639
                                                        811-9521

                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549
                             FORM N-1A

                 REGISTRATION STATEMENT UNDER THE
                     SECURITIES ACT OF 1933              X

                  PRE-EFFECTIVE AMENDMENT NO.___        ___

                 POST-EFFECTIVE AMENDMENT NO. 19         X

                              and/or


                 REGISTRATION STATEMENT UNDER THE
                  INVESTMENT COMPANY ACT OF 1940         X

                        AMENDMENT NO. 22                 X

                 (Check appropriate box or boxes)

                        MANAGERS AMG FUNDS
-------------------------------------------------------------------
         (Exact Name of Registrant as Specified in Charter)

            40 Richards Avenue, Norwalk, Connecticut 06854
-------------------------------------------------------------------
              (Address of Principal Executive Offices)

                       Philip H. Newman, Esq.
                  Elizabeth Shea Fries, Esq., P.C.
                        Goodwin Procter LLP
                          Exchange Place
                       Boston, MA 02109-2881
-------------------------------------------------------------------
                (Name and Address of Agent for Service)

As soon as practicable after the effective date of this Registration
Statement
-------------------------------------------------------------------
             (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

___  Immediately upon filing pursuant         X  On January 31, 2003
     to paragraph (b)                        --- pursuant to
                                                 paragraph (b)

___  60 days after filing pursuant to        ___ On (date) pursuant to
     paragraph (a)(1)                            paragraph (a)(1)

___  75 days after filing pursuant to        ___ On (date) pursuant to
     (a)(2) of Rule 485                          paragraph (a)(2)
                                                 of Rule 485

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                    MANAGERS AMG FUNDS
            FRONTIER SMALL COMPANY VALUE FUND
                   FRONTIER GROWTH FUND
            ---------------------------------

                        PROSPECTUS
                  DATED JANUARY 31, 2003

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                    [TABLE OF CONTENTS]
                    -------------------

                                         Page
                                         ----
KEY INFORMATION	                          1
 Summary of the Goals, Principal
  Strategies and Principal
 Risk Factors of the Funds                1

PERFORMANCE SUMMARY                       5
 Growth Fund                              5
 Small Company Value Fund                 5

FEES AND EXPENSES OF THE FUNDS            6
 Fees and Expenses                        9
 Example                                  9

FRONTIER SMALL COMPANY VALUE FUND         10
 Objective                                10
 Principal Investment Strategies          10
 Should You Invest in this Fund?          10

FRONTIER GROWTH FUND                      12
 Objective                                12
 Principal Investment Strategies          12
 Should You Invest In This Fund?          12

MANAGERS AMG FUNDS                        14
 Small Company Value Fund                 14
 Growth Fund                              14

FINANCIAL HIGHLIGHTS                      14
 Growth Fund                              15
 Small Company Value Fund                 16

YOUR ACCOUNT                              17
 Minimum Investments in the Funds         20

HOW TO PURCHASE SHARES                    21

DISTRIBUTION PLAN                         21

HOW TO SELL SHARES                        22

INVESTOR SERVICES                         22

OEPRATING POLICIES                        22

ACCOUNT STATEMENTS                        23

DIVIDENDS AND DISTRIBUTIONS               24

TAX INFORMATION                           24

CONTACT INFORMATION                       25

ADDITIONAL INFORMATION                    26


                    KEY INFORMATION
                    ---------------
This Prospectus contains important information for anyone interested in investing in the Frontier Small Company Value Fund (the "Small Company Value Fund") and/or the Frontier Growth Fund (the "Growth Fund" and, together with the Small Company Value Fund, the "Funds"), each a series of Managers AMG Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES and PRINCIPAL RISK
FACTORS OF THE FUNDS

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

                                    PRINCIPAL                PRINCIPAL
FUND             GOAL               STRATEGIES               RISK FACTORS
-------------    -----------------  -----------------------  ---------------
Small Company    Long-term capital  Primarily invests in     Market Risk
 Value Fund       appreciation      common and preferred     Management Risk
                                    stocks of small          Sector Risk
                                    capitalization U.S.      Small-Cap Company Risk
                                    companies that Frontier  Value Stock Risk
                                    believes are undervalued

                                    Invests at least 80%
                                    of its assets in the equity
                                    securities (generally
                                    common and preferred
                                    stocks) of U.S. companies
                                    that, at the time of purchase,
                                    have market capitalizations
                                    between $100 million and
                                    $1.5 billion and are priced
                                    below three (3) times book
                                    value

                                    Ordinarily invests in
                                    50 to 100 companies
                                    that are selected
                                    from all sectors of
                                    the market based upon
                                    a bottom-up analysis of
                                    each company's
                                    fundamentals

                                    PRINCIPAL                PRINCIPAL
FUND             GOAL               STRATEGIES               RISK FACTORS
-------------    -----------------  -----------------------  ---------------
Growth Fund      Long-term capital  Invests primarily        Market Risk
                   appreciation     in common stocks of      Management Risk
                                    U.S. companies with      Growth Stock Risk
                                    the potential for long-  Large and Mid-Cap
                                    term growth Invests          Stock Risk
                                    primarily in companies   Sector Risk
                                    with capitalizations
                                    of at least $1 billion,
                                    although it may invest
                                    in companies of any size

                                    Ordinarily invests in
                                    80 to 120 companies
                                    that are believed to
                                    have superior earnings
                                    growth potential;
                                    companies are
                                    selected from all
                                    sectors of the market
                                    based upon a bottom-up
                                    analysis of each
                                    company's fundamentals
----------------------------------------------------------------------------

All investments involve some type and level of risk.
Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds. The following is a discussion of the principal risk factors of the Funds.

GROWTH STOCK RISK (GROWTH FUND)
-------------------------------
Growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices
therefore reflect higher expectations.   If such expectations
are not met, or if expectations are lowered, the prices of the securities will drop. In addition, growth stocks tend to be more sensitive than other stocks to increases in interest rates, which will generally cause the prices of growth stocks to fall. To the extent that the Growth Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Growth Fund may underperform other stock funds (such as value funds) when stocks of growth companies are out of favor.

LARGE AND MID-CAP STOCK RISK (GROWTH FUND)
------------------------------------------
During good market and economic conditions, the prices of larger company stocks may not rise as quickly or as significantly as prices of stocks of well-managed smaller companies. For these and other reasons, the Growth Fund may underperform other stock funds (such as small-company stock funds) when stocks of large and medium-sized companies are out of favor.

MARKET RISK
-----------
The Funds are subject to the risks generally of investing in stocks, commonly referred to as "market risk." Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of the Funds' portfolios of investments is also likely to decrease in value. The increase or decrease in the value of the Funds' investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

MANAGEMENT RISK
---------------
The Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Funds to underperform other funds with similar objectives. The success of the Funds' investment strategy depends significantly on the skill of Frontier Capital Management Company, LLC ("Frontier") in assessing the potential of the securities in which the Funds invest. Frontier will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

SECTOR RISK
-----------
Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

SMALL-CAP COMPANY RISK (SMALL COMPANY VALUE FUND)
-------------------------------------------------
Small capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. Small capitalization companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Small Company Value Fund may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small capitalization companies are out of favor.

VALUE STOCK RISK (SMALL COMPANY VALUE FUND)
-------------------------------------------
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, the Small Company Value Fund may underperform other stock funds (such as large-company growth stock funds) when smaller company value stocks are out of favor.

                          PERFORMANCE SUMMARY
                          -------------------
GROWTH FUND
-----------
The following bar chart and table illustrate the risks of investing in the Growth Fund and include, for periods prior to the Growth Fund's inception on October 2, 2000, the year-by-year total return of Frontier Growth Fund, L.P., the predecessor to the Growth Fund. The chart and table illustrate how the performance of the Growth Fund and its predecessor have varied over the past ten years, assuming that all dividend and capital gain distributions have been reinvested. The predecessor fund began operations on March 7, 1988, and its objectives, policies, guidelines and restrictions were, in all material respects, the same as the Growth Fund's. The predecessor fund was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds.
If the predecessor fund had been registered as a mutual fund, the predecessor fund's performance may have been adversely affected. Past performance does not guarantee future results.

                       FRONTIER GROWTH FUND
          ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS*
          -----------------------------------------------

Calendar            Annual
Year Ended          Return
-----------         ------
1993                 5.3%
1994                -5.1%
1995                26.1%
1996                16.3%
1997                15.5%
1998                31.7%
1999                42.6%
2000                -2.8%
2001               -23.0%
2002               -27.0%


Best Quarter:*  33.2% (4th Quarter 1998)
Worst Quarter: -23.0% (1st Quarter 2001)

*Reflects performance of predecessor fund for periods prior to the Growth Fund's inception on October 2, 2000.

The following table compares the Growth Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for the Growth Fund and the applicable index. As always, the past performance of the Growth Fund is not an indication of how the Growth Fund will perform in the future.

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02 (1)
         -----------------------------------------------

                      1 YEAR       5 YEARS       10 YEARS
                      -------      --------      --------
Growth Fund
-----------
Return Before Taxes    -27.0%        0.5%          5.7%

Return After Taxes
  on Distributions     -27.0%         n/a           n/a

Return After Taxes
  on Distributions
  and Sale of Fund
  Shares               -16.6%         n/a           n/a

S&P 500 Index
  (before taxes)       -22.1%        -0.6%         9.3%


The S&P 500 Index is a market-capitalization weighted index of 500 U.S. common stocks.

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SMALL COMPANY VALUE FUND
------------------------
The following bar chart provides an indication of the risks of investing in the Small Company Value Fund by showing the Small Company Value Fund's performance since inception on February 28, 2001 and how that performance has varied.

                FRONTIER SMALL  COMPANY VALUE FUND
      ANNUAL TOTAL RETURNS SINCE INCEPTION FEBRUARY 28, 2001*
      -------------------------------------------------------

Calendar            Annual
Year Ended          Return
-----------         ------
   2002             -14.5%


Best Quarter:        21.3%  (4th Quarter 2001)
Worst Quarter:      -19.8%  (3rd Quarter 2002)

* Commencement of operations was February 28, 2001.

The following table compares the Small Company
Value Fund performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for the Small Company Value Fund and the index. As always, the past performance of the Small
Company Value Fund is not an indication of how the Small
Company Value Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002 (1)

                            1 YEAR       SINCE INCEPTION
                            -------      ---------------
Small Company Value Fund:
------------------------
Return Before Taxes          -14.5%          -0.8%

Return After Taxes on
  Distributions              -14.5%          -2.5%

Return After Taxes on
  Distributions and Sale of
  Fund Shares                 -8.9%          -1.3%

Russell 2000 Value Index (2) -20.5%          -9.7%

The Russell 2000 Value Index is a market-capitalization weighted index of 2000 U.S. common stocks.

(1) After-tax returns are calculated by Lipper.
    After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

              FEES AND EXPENSES OF THE FUNDS
              ------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)	  None

Maximum Deferred Sales Charge (Load)              None

Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions	  None

Redemption Fee                                    None

Exchange Fee                                      None

Maximum Account Fee                               None


                ANNUAL FUND OPERATING EXPENSES
        (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
        ---------------------------------------------

                                 SMALL COMPANY     GROWTH
                                 VALUE FUND        FUND
                                 -------------     -----------
Management Fee                       1.10%            0.85%
Distribution (12b-1) Fees            0.25%            0.25%
Other Expenses                       0.80%            1.41%
                                 -------------     -----------
Total Annual Fund
  Operating Expenses                 2.15%            2.51%
Fee Waiver and Reimbursement        -0.66% (1)       -1.27% (1)
                                 -------------     -----------
Net Annual Fund Operating
  Expenses                           1.49%            1.24%


(1) The Managers Funds LLC and Frontier have contractually agreed to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.49% and 1.24% of the Small Company Value Fund's and the Growth Fund's average annual net assets, respectively, subject to later reimbursement by the respective Fund in certain circumstances. See "Managers AMG Funds." This agreement will not terminate earlier than February 1, 2004.

EXAMPLE
-------
The following Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
                          -------   -------   -------   --------
Small Company Value
  Fund                     $152      $577      $1,062    $2,399

Growth Fund                $126      $596      $1,157    $2,686


The Example reflects the impact of each Fund's contractual expense limitation for the period through February 1, 2004.

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

                 FRONTIER SMALL COMPANY VALUE FUND
                 ---------------------------------

OBJECTIVE
---------
The Small Company Value Fund's objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Small Company Value Fund invests at least 80% of its net assets in equity securities of small capitalization U.S. companies. This policy may not be changed without providing shareholders 60 days notice. Currently, the term "small capitalization companies" refers to companies that, at the time of purchase, have market capitalizations between $100 million and $1.5 billion. The Fund may retain a security if the issuer's capitalization subsequently exceeds $1.5 billion.The Small Company Value Fund's equity investments will consist of common stocks, preferred stocks and convertible preferred stocks.

Frontier purchases stocks that, based on its research it believes, are undervalued and are priced below three (3) times book value. Ordinarily, the Small Company Value Fund invests in 50 to 100 companies that are selected based upon a bottom-up analysis of each company's fundamentals.

Frontier serves as sub-adviser to the Small Company
Value Fund. Frontier's investment process will emphasize valuation and earnings potential. Frontier evaluates companies for investment using traditional bottom-up fundamental research methods including assessments of earnings quality, return on capital, earnings potential compared to consensus estimates, quality of management, financial leverage (a comparison of corporate debt to equity), growth trends, insider buying and internal or external catalysts to improved performance. In addition to price to book value, the valuation metrics to be reviewed include market capitalization to revenue, free cash flow yield, enterprise value to earnings, comparison to private market value, and investment risk/reward. Generally, Frontier will sell a security if the company's earnings fundamentals are deteriorating, or if it believes valuations are above sustainable or historical levels.

For temporary or defensive purposes, the Small Company
Value Fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the Small Company Value Fund is invested in these instruments, the Small Company Value Fund will not be pursuing its investment objective.

SHOULD YOU INVEST IN THIS FUND?
-------------------------------
This Fund MAY be suitable if you:

  * Are seeking an opportunity for some equity returns in your investment portfolio

  * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

  * Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

  * Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies industries and markets. This Fund is not a complete investment program and there is no guarantee that it will reach its stated goals.

                 FRONTIER GROWTH FUND
                 --------------------
OBJECTIVE
---------
The Growth Fund's objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Growth Fund invests primarily in common stocks of U.S. companies with the potential for long-term growth. Although the Growth Fund may invest in companies of any size, the Growth Fund will invest primarily in companies with market capitalizations greater than $1 billion. Ordinarily, the Growth Fund invests in 80 to 120 companies that Frontier believes have superior earnings growth potential. Companies are selected from all sectors of the market based upon a bottom-up analysis of each company's fundamentals. Generally, the Growth Fund limits its investments in any specific company to 5% of its assets.

Frontier serves as sub-adviser to the Growth Fund.
Frontier's investment process begins with the identification of business sectors it believes possess above-average growth potential. Frontier seeks to identify such economic sectors based upon an analysis of economic, political, and other relevant trends. Frontier then seeks to identify a limited number of major industries in such sectors as likely beneficiaries of these trends. Further industry research is conducted through company visits, attendance at industry conferences and meetings with Wall Street analysts. Frontier then looks for individual investments through a combination of computerized screening and traditional fundamental investment research. The computerized screening techniques developed by Frontier focus on companies with dividend growth, equity growth, earnings growth, earnings momentum, and earnings surprises. Once the systematic screening of companies is complete, a focus list of several hundred companies is developed. This list of companies is then analyzed using traditional fundamental research methods including an assessment of management strengths, corporate strategy, product positioning and financial outlook.

For temporary or defensive purposes, the Growth Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Growth Fund is invested in these instruments, the Growth Fund will not be pursuing its investment objective.

SHOULD YOU INVEST IN THIS FUND?
This Fund MAY be suitable if you:

  * Are seeking an opportunity for some equity returns in your investment portfolio

  * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

  * Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

  * Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies industries and markets. This Fund is not a complete investment program and there is no guarantee that it will reach its stated goals.

                   MANAGERS AMG FUNDS
                   ------------------

Managers AMG Funds is a no-load mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. Small
Company Value Fund and Growth Fund are two of the funds currently available in the fund family.

The Managers Funds LLC (the "Investment Manager" or
"TMF"), located at 40 Richards Avenue, Norwalk CT,06854 ,serves as investment manager to the Funds and is responsible for each Fund's overall administration. The Investment Manager also monitors the performance, security holdings and investment strategies of Frontier, the sub-advisor of the Funds and, when appropriate, evaluates any potential new asset managers for the fund family. Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the distributor of each of the Funds.

Frontier has day-to-day responsibility for managing each Fund's portfolio. Frontier, located at 99 Summer Street, Boston, Massachusetts 02110, is the successor firm to Frontier Capital Management Company, Inc., which was formed in 1980. Affiliated Managers Group, Inc. indirectly owns a majority interest in Frontier. As of December 31, 2002, Frontier had assets under management of approximately $3.8 billion.

SMALL COMPANY VALUE FUND
------------------------
Thomas W. Duncan, Jr. and William A. Teichner, CFA are the portfolio managers for the Small Company Value Fund.
Mr. Duncan is a Senior Vice President of, and portfolio manager for, Frontier, positions he has held since 1996.
Prior to that time, Mr. Duncan was a Research Analyst with Frontier from 1993. Mr. Teichner is also a Vice President of, and portfolio manager for, Frontier, positions he has held since 1995.

The Small Company Value Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.10% of the average daily net assets of the Small Company Value Fund. The Investment Manager, in turn, pays Frontier 1.10% of the average daily net assets of the Small Company Value Fund for its services as sub-adviser. Under its investment management agreement with the Small Company Value Fund, the Investment Manager provides a variety of administrative services to the Small Company Value Fund. The Investment Manager receives no additional compensation from Small Company Value Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Frontier, Frontier reimburses the Investment Manager for the costs the Investment Manager bears in providing administrative, shareholder and other additional services to Small Company Value Fund.

The Investment Manager has contractually agreed, through February 1, 2004, to waive fees and pay or reimburse the Small Company Value Fund to the extent total expenses of the Small Company Value Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 1.49% of the Small Company Value Fund's average daily net assets. The Small Company Value Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within 3 years after the waiver or reimbursement and that such repayment would not cause the Small Company Value Fund's expenses in any such future year to exceed 1.49% of the Small Company Value Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Frontier from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

GROWTH FUND
-----------
J. David Wimberly, CFA, and Stephen M. Knightly, CFA, are the portfolio managers for the Growth Fund. Mr. Wimberly is the Chairman of, and portfolio manager for, Frontier, positions he has held since 1980. Mr. Knightly is a Senior Vice President of, and portfolio manager for, Frontier, positions he has held since December 1994.

The Growth Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Growth Fund. The Investment Manager, in turn, pays Frontier 0.85% of the average daily net assets of the Growth Fund for its services as sub-adviser. Under its investment management agreement with the Growth Fund, the Investment Manager provides a variety of administrative services to the Growth Fund. The Investment Manager receives no additional compensation from Growth Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Frontier, Frontier reimburses the Investment Manager for the costs the Investment Manager bears in providing administrative, shareholder and other additional services to Growth Fund.

The Investment Manager has contractually agreed, through February 1, 2004, to waive fees and pay or reimburse the Growth Fund to the extent total expenses of the Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 1.24% of the Growth Fund's average daily net assets. The Growth Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within 3 years after the waiver or reimbursement and that such repayment would not cause the Growth Fund's expenses in any such future year to exceed 1.24% of the Growth Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Frontier from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

                  FINANCIAL HIGHLIGHTS
                  --------------------

The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in either Growth Fund or Small Company Value Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds' Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds' Annual Report, which is available upon request.

--------------------------------------------------------------------------
FRONTIER GROWTH FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal year ended September 30,
--------------------------------------------------------------------------
                                              2002              2001
                                           ----------         ---------
NET ASSET VALUE, BEGINNING OF YEAR            $ 5.44           $ 10.00
                                           ----------         ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                           (0.03)            (0.04)
 Net realized and unrealized loss
    on investments                             (0.88)            (4.49)
                                           ----------         ---------
Total from investment operations               (0.91)            (4.53)
                                           ----------         ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain on investments                  -             (0.03)
                                           ----------         ---------
NET ASSET VALUE, END OF YEAR                  $ 4.53            $ 5.44
                                           ==========         =========
--------------------------------------------------------------------------
Total Return (a)                             (16.73)%          (45.40)%
==========================================================================
Ratio of net expenses to average net assets    1.24%             1.24%

Ratio of net investment loss to average
  net assets                                  (0.53)%           (0.55)%

Portfolio turnover                               99%              126%

Net assets at end of year
  (000's omitted)                             $4,548            $6,299
==========================================================================
Expense Offsets (b)
-------------------
Ratio of total expenses to average net assets  2.51%             2.23%
Ratio of net investment loss to average
  net assets                                  (1.80)%           (1.55)%
==========================================================================
(a) Total return would have been less absent the expense offsets.
(b) Ratio information assuming no reduction of Fund expenses.


--------------------------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal period* ended September 30,
--------------------------------------------------------------------------
                                              2002              2001 *
                                           ----------         ---------
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.49           $ 10.00
                                           ----------         ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          0.02              0.02
 Net realized and unrealized gain
  (loss) on investments                         0.15 (a)         (0.53)
                                           ----------         ---------
    Total from investment operations            0.17             (0.51)
                                           ----------         ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                         (0.02)                -
 Net realized gain on investments              (0.89)                -
                                           ----------         ---------
  Total distributions to shareholders          (0.91)                -
                                           ----------         ---------
NET ASSET VALUE, END OF PERIOD               $  8.75           $  9.49
                                           ==========         =========
--------------------------------------------------------------------------
Total Return (b)                               0.13%           (5.10)% (c)
==========================================================================
Ratio of net expenses to average net assets    1.49%             1.49% (d)

Ratio of net investment income to average
  net assets                                   0.30%             0.45% (d)

Portfolio turnover                               83%               79% (c)

Net assets at end of period (000's omitted)  $13,920           $10,108
==========================================================================
Expense Offsets (e)
-------------------
Ratio of total expenses to average net assets  2.15%             2.51% (d)

Ratio of net investment loss to average
  net assets                                  (0.36)%          (0.57)% (d)
==========================================================================
* Commencement of operations was February 28, 2001.
(a) The amount shown for a share outstanding does not correspond with the aggregate net gain/loss from investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(b) Total return would have been less absent the expense offsets.
(c) Not annualized.
(d) Annualized.
(e) Ratio information assuming no reduction of Fund expenses.


                      YOUR ACCOUNT
                      ------------

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Fund family or even to redeem out of the Funds. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. Each Fund's NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

Each Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS
--------------------------------
Cash investments in the Funds must be in U.S. Dollars.
Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the applicable Fund or State Street Bank and Trust Company will be accepted.

The following table provides the minimum initial and additional investments in the Funds:

                             INITIAL               ADDITIONAL
                             INVESTMENT            INVESTMENT
                             -----------           -----------
Regular accounts              $25,000                $1,000

Traditional IRA                25,000                 1,000

Roth IRA                       25,000                 1,000


The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third party such as a bank, broker-dealer or other fund distribution organization, rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

                   HOW TO PURCHASE SHARES
                   ----------------------

                             INITIAL PURCHASE          ADDITIONAL PURCHASES
                             ----------------          --------------------
Through your                 Contact your investment   Send any additional
Investment                   advisor or other          monies to your
Advisor                      investment professional.  investment professional
                                                       at the address appearing
                                                       on your account
                                                       statement.

All Shareholders:
 * By Mail                   Complete the account      Write a letter of instruc-
                             application.              tion and a check payable
                                                       to Managers AMG Funds to:

                             Mail the application and
                             a check payable to
                             Managers AMG Funds to:    Managers AMG Funds
                                                       c/o Boston Financial
                             Managers AMG Funds        Data Services, Inc.
                             c/o Boston Financial      P.O. Box 8517
                             Data Services, Inc.       Boston, MA 02266-8517
                             P.O. Box 8517
                             Boston, MA 02266-8517     Include your account #
                                                       and Fund name on
                                                       your check.

 * By Telephone              Not Available             If your account has
                                                       already been established,
                                                       call the Transfer Agent at
                                                       (800) 252-0682. The
                                                       minimum additional
                                                       investment is $1,000.

 * By Internet               Not Available             If our account has already
                                                       been established, see our
                                                       website at http://
                                                       www.managersamg.com.
                                                       The minimum additional
                                                       investment is $1,000.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

FOR BANK WIRES: Please call and notify the Fund at (800) 252-0682. Then instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN Managers AMG Funds A/C 9905-472-8, FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

                    DISTRIBUTION PLAN
                    -----------------

The Funds have adopted a distribution plan to pay for the marketing of shares of the Funds. Under the plan, the Board of Trustees has authorized payments at an annual rate of up to 0.25% of each Fund's average daily net assets to the Distributor for providing distribution services. Because fees for the marketing of each Fund's shares are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in such Fund and may cost more than other types of sales charges.

                    HOW TO SELL SHARES
                    ------------------
You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund's Transfer Agent receives your order. The Funds' NAV is calculated at the close of business of the NYSE, usually 4:00 p.m. New York Time.


                                         INSTRUCTIONS
                                         ----------------------------------------
Through your                             Contact your investment advisor or other
Investment Advisor                       investment professional.

All Shareholders:
 * By Mail                               Write a letter of instruction containing:

                                          * the name of the Fund
                                          * dollar amount or number of shares to be sold
                                          * your name
                                          * your account number
                                          * signatures of all owners on account

                                          Mail letter to:

                                          Managers AMG Funds
                                          c/o Boston Financial Data Services, Inc.
                                          P.O. Box 8517
                                          Boston, MA 02266-8517
 * By Telephone                           If you elected telephone redemption
                                          privileges on your account application, call us
                                          at (800) 252-0682.

 * By Internet  See our website at www.managersamg.com


Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. In joint accounts, both signatures must be guaranteed.

Telephone redemptions are available only for redemptions which are below $25,000.

                     INVESTOR SERVICES
                     -----------------

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

Automatic Investments allows you to make automatic deductions from a designated bank account.

Systematic Withdrawals allows you to make automatic monthly withdrawals of $100 or more. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

The Funds have an Exchange Privilege which allows you to exchange your shares of the Funds for shares of other Funds in any of our fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

                    OPERATING POLICIES
                    ------------------

The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.
If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds are series of a "Massachusetts business trust." The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide these series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

The Funds reserve the right to:

  * redeem an account if the value of the account falls below $5,000 due to redemptions;

  * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

  * change the minimum investment amounts;

  * delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

  * make a redemption-in-kind (a payment in portfolio securities instead of in cash);

  * refuse a purchase order for any reason;

  * refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading
    (to be determined in our discretion) ; and

  * terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

                   ACCOUNT STATEMENTS
                   ------------------

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

               DIVIDENDS AND DISTRIBUTIONS
               ---------------------------

Income dividends and net capital gain distributions, if any, are normally declared and paid in December.We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

                     TAX INFORMATION
                     ---------------

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue
Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from the Funds.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who;

  * fail to provide a social security number or taxpayer identification number;

  * fail to certify that their social security number or taxpayer identification number is correct; or

  * fail to certify that they are exempt from withholding.

                  MANAGERS AMG FUNDS
          FRONTIER SMALL COMPANY VALUE FUND
                 FRONTIER GROWTH FUND

INVESTMENT MANAGER
------------------
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISER
-----------
Frontier Capital Management Company, LLC
99 Summer Street
Boston, Massachusetts 02110

DISTRIBUTOR
-----------
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut  06854-2325

CUSTODIAN
---------
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
-------------
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc.
Attn:  Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
--------
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Peter M. Lebovitz
Edward J. Kaier
Eric Rakowski

                 ADDITIONAL INFORMATION
                 ----------------------

Additional information for the Funds, including the Statement of Additional Information, is available to you without charge and may be requested as follows:

By Telephone:       Call 1-800-835-3879

By Mail:            Managers AMG Funds
                    40 Richards Avenue
                    Norwalk, CT 06854

On the Internet:    Electronic copies are available
                    on our website at
                    http://www.managersamg.com

A current Statement of Additional Information for each Fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus). Text-only copies are available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the Funds also may be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-9521

                    MANAGERS AMG FUNDS
            FRONTIER SMALL COMPANY VALUE FUND
                   FRONTIER GROWTH FUND
           -----------------------------------

           STATEMENT OF ADDITIONAL INFORMATION
                   DATED JANUARY 31, 2003
           -----------------------------------

You can obtain a free copy of the Prospectus of the Frontier Small Company Value Fund (the "Small Company Value Fund") and the Frontier Growth Fund (the "Growth Fund" and, collectively with the Small Company Value Fund, the "Funds") by calling Managers AMG Funds at (800) 835-3879. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds' Prospectus.

The Financial Statements of the Funds, including the Report of Independent Accountants, for the fiscal year ending
September 30, 2002 are included in the Funds' Annual Report and are available without charge by calling Managers AMG Funds at
(800) 635-3479.

                     TABLE OF CONTENTS
                     -----------------

                                                Page
                                                ----
GENERAL INFORMATION                               1

INVESTMENT POLICIES AND ASSOCIATED RISKS          1

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST       8

CONTROL PERSONS AND PRINCIPAL HOLDERS OF
  SECURITIES                                      12

MANAGEMENT OF THE FUNDS                           13

BROKERAGE ALLOCATION AND OTHER PRACTICES          18

PURCHASE, REDEMPTION AND PRICING OF SHARES        19

CERTAIN TAX MATTERS                               22

PERFORMANCE DATA                                  25


                    GENERAL INFORMATION
                    -------------------

This Statement of Additional Information relates only to the Frontier Small Company Value Fund and the Frontier Growth Fund. Each Fund is a series of shares of beneficial interest of Managers AMG Funds, a no-load mutual fund family, formed as a Massachusetts business trust (the "Trust"). The Trust was organized on June 18, 1999.

This Statement of Additional Information describes the financial history, management and operation of the Funds, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854.

The Managers Funds LLC, a subsidiary of Affiliated
Managers Group, Inc., serves as investment manager to the Funds and is responsible for the overall administration of the Funds.
See "Management of the Funds."

          INVESTMENT POLICIES AND ASSOCIATED RISKS
          ----------------------------------------

The following is additional information regarding the policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Funds are both diversified open-end management investment companies.

SMALL COMPANY VALUE FUND
------------------------
The Small Company Value Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small capitalization companies. This policy may not be changed without providing shareholders 60 days notice. Currently, the term "small capitalization companies" referes to companies that, at the time of purchase, have market capitalizations of between $100 million and $1.5 billion.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS
------------------------------------------

The following are descriptions of the types of securities that may be purchased by the Funds. Also see "Diversification
Requirements for the Funds."

  (1) CASH EQUIVALENTS. The Funds may invest in cash equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. The Funds may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are "accepted" by foreign branches of major U.S. commercial banks.

Certificates of Deposit. The Funds may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. The Funds may invest in commercial paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months.
Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

Repurchase Agreements. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Board of Trustees. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price.
The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will the Funds enter into repurchase agreements for more than seven days.

Repurchase agreements could have certain risks that may adversely affect the Funds. If a seller defaults, the Funds may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by the Fund may be delayed or limited.

  (2) REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Funds will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Funds will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Funds will establish and maintain a separate account with the Custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

  (3) EMERGING MARKET SECURITIES. The Funds may invest some of their assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund's investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund's operations and the ability to obtain a judgment against an issuer in an emerging market country.

  (4) FOREIGN SECURITIES. The Funds may invest in foreign securities either directly or indirectly in the form of American Depository Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

Investors should be aware that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect a Fund's operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S. Dollar.

Forward Foreign Currency Exchange Contracts. The Funds may purchase or sell equity securities of foreign countries. Therefore, a portion of the Fund's income may be derived from foreign currency. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon date and price. The contract is usually between a bank and its customers. The contract may be denominated in U.S. Dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract which is denominated in another currency other than in U.S. Dollars.

In such a contract, a Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts.
Generally, the Funds will not enter into contracts that are greater than 90 days.

Forward foreign currency contracts have additional risks.
It may be difficult to determine the market movements of the currency. The value of a Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, the Funds may incur costs in converting foreign currency.

If the Funds engage in an offsetting transaction, the Funds will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where a Fund enters into a transaction with the bank upon maturity of the original contract. The Funds must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

Foreign Currency Considerations. The Funds may invest some of their assets in securities denominated in foreign currencies. The Funds will compute and distribute the income earned by the Funds at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. Dollar between the time that the Funds earn the income and the time that the income is converted into U.S. Dollars, the Funds may be required to sell their securities in order to make distributions in U.S. Dollars. As a result, the liquidity of a Fund's securities may have an adverse affect on such Fund's performance.

  (5) FUTURES CONTRACTS. The Funds may buy and sell futures contracts and options on future contracts to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs, or protect the value of their portfolios against changes in the prices of the securities in which they invest. When the Funds buy or sell a futures contract, the Funds must segregate cash and/or liquid securities equivalent to the value of the contract.

There are additional risks associated with futures contracts. It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when the Funds desire to do so.

Equity Index Futures Contracts. The Funds may enter into equity index futures contracts. An equity index futures contract is an agreement for the Funds to buy or sell an index relating to equity securities at a mutually agreed upon date and price. Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. When the Funds enter into this type of contract, the Funds make a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

  (6) ILLIQUID SECURITIES, PRIVATE PLACEMENTS AND CERTAIN UNREGISTERED SECURITIES. The Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. Neither Fund may acquire illiquid holdings if, as a result, more than 15% of that Fund's total assets would be in illiquid investments. Subject to this Fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in the relevant Fund's portfolio. The price a Fund's portfolio may pay for illiquid securities or may receive upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

The Funds may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by The Managers Funds LLC and approved by the Trustees. The Trustees will monitor these guidelines on a periodic basis.

Investors should be aware that the Funds may be subject to a risk if the Funds should decide to sell these securities when a buyer is not readily available and at a price which the Funds believe represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, the Funds may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Funds may obtain a less favorable price than was available when it had first decided to sell the security.

  (7) OBLIGATIONS OF DOMESTIC AND FOREIGN BANKS. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

  (8) OPTION CONTRACTS. COVERED CALL OPTIONS. The Funds may write ("sell") covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. Written call options must be listed on a national securities exchange or a futures exchange.

A call option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to buy the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can purchase the underlying security or contract regardless of its market price. A call option is considered "covered" if the Fund that is writing the option owns or has a right to immediately acquire the underlying security or contract.

The Funds may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Funds make a closing purchase transaction when they buy a call option on the same security or contract with the same price and expiration date. As a result, the Funds will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered call options. The Funds are required to pay brokerage fees in order to write covered call options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Funds may increase due to the writing of a covered call option.

Covered Put Options. The Funds may write ("sell") covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

A put option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the option price regardless of its market price. A put option is considered "covered" if the Fund which is writing the option owns or has a right to immediately acquire the underlying security or contract. The seller of a put option assumes the risk of the decrease of the value of the underlying security. If the underlying security decreases, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

The Funds may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Funds make a closing purchase transaction when they buy a put option on the same security or contract with the same price and expiration date. As a result, the Funds will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

There are risks associated with writing covered put options. The Funds are required to pay brokerage fees in order to write covered put options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Funds may increase due to the writings of a covered put option.

Dealer Options. Dealer Options are also known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The bank's creditworthiness and financial strength are judged by the Sub-Advisor and must be determined to be as good as the creditworthiness and strength of the banks to whom the Funds lend their portfolio securities.

Puts and Calls. The Funds may buy options on individual stocks, equity indices and equity futures contracts. The Funds' purpose in buying these puts and calls is to protect themselves against an adverse affect in changes of the general level of market prices in which the Funds operate. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

  (9) RIGHTS AND WARRANTS. The Funds may purchase rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

  (10) SECURITIES LENDING. The Funds may lend their portfolio securities in order to realize additional income. This lending is subject to each Fund's investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to at least 102% of the value of the loan. If a borrower defaults, a Fund may use the collateral to satisfy the loan. When cash is received as collateral, a Fund will invest the cash in a variety of money market and other short-term instruments and earn income on such investments. However, the Fund will also bear the risk of any loss on such investments.

  (11) SEGREGATED ACCOUNTS. The Funds will establish a segregated account with their Custodian after they have entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

  (12) SHORT SALES.  The Funds may enter into short sales.
The Funds enter into a short sale when they sell a security that they do not own. A broker retains the proceeds of the sales until the Funds replace the sold security. The Funds arrange with the broker to borrow the security. The Funds must replace the security at its market price at the time of the replacement. As a result, the Funds may have to pay a premium to borrow the security and the Funds may, but will not necessarily, receive any interest on the proceeds of the sale. The Funds must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure the Funds' obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time the Funds replace the security, the Funds will incur a loss. If the price declines during that period, the Funds will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest the Funds will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest the Funds will have to pay in connection with the short sale. For tax planning reasons, the Funds may also engage in short sales with respect to a security that the Funds currently hold or have a right to acquire, commonly referred to as a "short against the box."

  (13) WHEN-ISSUED SECURITIES. The Funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to the Funds until a settlement takes place. At the time the Funds make a commitment to purchase securities on a when-issued basis, the Funds will record the transaction, reflect the daily value of the securities when determining the net asset value of the Funds, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

To facilitate these transactions, the Funds will maintain a segregated account with the Custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Funds will meet their obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Funds choose to dispose of the right to acquire a when-issued security prior to its acquisition, they could incur a loss or a gain due to market fluctuation. Furthermore, the Funds may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Funds to hedge against unanticipated changes in interest rates.

DIVERSIFICATION REQUIREMENTS FOR THE FUNDS
------------------------------------------
The Funds intend to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------
The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the relevant Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each Fund may NOT:

  (1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

  (2) Borrow money, except (i) in amounts not to exceed
33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions,
(ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

  (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

  (4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

  (5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

  (6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

  (7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  (8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S.
Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the
Securities and Exchange Commission ("SEC").

TEMPORARY DEFENSIVE POSITION
----------------------------
For temporary or defensive purposes, the Funds may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Funds are invested in these instruments, the Funds will not be pursuing their investment objectives.

PORTFOLIO TURNOVER
------------------
Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, the Funds may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the relevant Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to the Funds.

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

For the period October 2, 2000 (commencement of operations) through September 30, 2001 and for the fiscal year ended September 30, 2002, the portfolio turnover rates for the Growth Fund were 126% and 99%, respectively. For the period February 28, 2001 (commencement of operations) through September 30, 2001 and for the fiscal year ended September 30, 2002, the portfolio turnover rates for the Small Company Value Fund were 79% and 83%, respectively.

          BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
          -------------------------------------------

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that
(a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

The President, Treasurer and Secretary of the Trust are elected annually by the Trustees and hold office until the next annual election of officers and until their respective successors are chosen and qualified.

INDEPENDENT TRUSTEES
--------------------

NAME, ADDRESS AND      POSITION(S) HELD     PRINCIPAL OCCUPATIONS        NUMBER OF FUNDS    OTHER
AGE                    WITH THE FUND        DURING PAST 5                IN FUND COMPLEX    DIRECTORSHIPS
                       AND LENGTH OF        YEARS                        OVERSEEN BY        HELD BY
                       TIME SERVED                                       TRUSTEE            TRUSTEE
--------------------   -------------------- ---------------------        ------------------ ---------------
Jack W. Aber           Trustee since 1999   Professor of Finance
DOB:  9/9/37                                Boston University                               Director of
                                            School of Management                22          Appleton
                                            (1972-Present)                                  Growth Fund

                                                                                            Director of
                                                                                            Third Avenue
                                                                                            Trust

William E. Chapman, II Trustee since 1999   President and Owner                 22          Director of
DOB:  9/23/41                               Loneboat Retirement                             Third Avenue
                                            Planning Solutions                              Trust
                                            (1998-Present); Hewitt
                                            Associates, LLC (part
                                            time) provider of
                                            Retirement and
                                            Investment Education
                                            Seminars); President
                                            Retirement Plans Group,
                                            Kemper Funds (1990-1998)

Edward J. Kaier        Trustee since 1999   Partner, Hepburn                    22          Director of
DOB:  9/23/45                               Willcox, Hamilton &                             Third Avenue
                                            Putnam (1977-Present)                           Trust

Eric Rakowski          Trustee since 1999   Professor, University of            22          Director of
DOB:  6/5/58                                California at Berkeley                          Third Avenue
                                            School of Law (1990-                            Trust
                                            Present); Visiting
                                            Professor, Harvard Law
                                            School (1998-1999)

INTERESTED TRUSTEES (1)
-----------------------


NAME, ADDRESS AND      POSITION(S) HELD     PRINCIPAL OCCUPATIONS        NUMBER OF FUNDS    OTHER
AGE                    WITH THE FUND        DURING PAST 5                IN FUND COMPLEX    DIRECTORSHIPS
                       AND LENGTH OF        YEARS                        OVERSEEN BY        HELD BY
                       TIME SERVED                                       TRUSTEE            TRUSTEE
--------------------   -------------------- ---------------------        ------------------ ---------------
Sean M. Healey         Trustee since 1999   President and Chief
DOB:  5/9/61                                Operating Officer,
                                            Affiliated Managers                 22          None
                                            Group, Inc. (1999-Present);
                                            Director, Affiliated
                                            Managers Group, Inc.
                                            (2001-Present); Executive
                                            Vice President; Affiliated
                                            Managers Group, Inc.
                                            (1995-1999); Vice President,
                                            Goldman, Sachs &
                                            Company (1987-1995)

Peter M. Lebovitz      Trustee since 2002   President and Chief
DOB:  1/18/55          President since 1999 Executive Officer, The
                                            Managers Funds LLC                  22          None
                                            (1999-Present); President
                                            Managers Distributors, Inc.
                                            (2000-Present); Director of
                                            Marketing, The Managers
                                            Funds, LP (1994-1999);
                                            Director of Marketing,
                                            Hyperion Capital
                                            Management, Inc. (1993-
                                            1994); Senior Vice
                                            President, Greenwich Asset
                                            Management, Inc. (1989-1993)

(1) Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

OFFICERS
--------

NAME, ADDRESS AND      POSITION(S) HELD     PRINCIPAL OCCUPATIONS
AGE                    WITH THE FUND        DURING PAST 5
                       AND LENGTH OF        YEARS
                       TIME SERVED
--------------------   -------------------- ---------------------
Donald S. Rumery       Treasurer since 1999 Director, Finance and
DOB:  5/29/58                               Planning, The Managers
                                            Funds LLC (1994-Present);
                                            Treasurer and Chief
                                            Financial Officer, Managers
                                            Distributors, Inc.
                                            (2000-Present); Treasurer,
                                            and Secreatary, The Managers
                                            Funds (10 portfolios);
                                            Secretary and Treasurer of
                                            Managers Trust I (2 portfolios)
                                            and Managers Trust II (2
                                            portfolios)

John Kingston, III     Secretary since 1999 Senior Vice President and
DOB:  10/23/65                              Associate General Counsel,
                                            Affiliated Managers Group,
                                            Inc. (1999-Present); Director
                                            and Secretary, Managers
                                            Distributors, Inc. (2000-
                                            Present); General Counsel,
                                            Morgan Stanley Dean
                                            Witter Investment
                                            Management, Inc. (1998-
                                            1999); Associate, Ropes
                                            and Gray (1994-1998)

Galan G. Daukas        Chief Financial      Chief Operating Officer,
DOB: 10/24/63             Officer           The Managers Funds LLC,
                       since 2002           Managers Trust I and
                                            Managers Trust II (2002-
                                            Present); Chief Operating
                                            Officer and Chairman
                                            of the Management
                                            Committee, Harbor Capital
                                            Management Co., Inc.
                                            (2000-2002); Chief
                                            Operating Officer, Fleet
                                            Investment Advisors (1992-
                                            2000)

TRUSTEE SHARE OWNERSHIP
-----------------------

                                                              AGGREGATE DOLLAR RANGE
                                                              OF EQUITY SECURITIES
                                                              IN ALL REGISTERED
                                                              INVESTMENT COMPANIES
                                  DOLLAR RANGE OF EQUITY      OVERSEEN BY TRUSTEE IN
                                  SECURITIES IN THE FUNDS     FAMILY OF INVESTMENT
                                  BENEFICIALLY OWNED AS OF    COMPANIES* BENEFICIALLY
                                  DECEMBER 31, 2002           OWNED AS OF DECEMBER 31, 2002
                                  -----------------------     -----------------------------
INDEPENDENT TRUSTEES:
---------------------
Jack W. Aber                               None                   $10,001 to $50,000
William E. Chapman II                  Over $100,000                 Over $100,000
Edward J. Kaier                            None                      Over $100,000
Eric Rakowski                              None                   $50,001 to $100,000

INTERESTED TRUSTEES:
--------------------
Sean M. Healy                        $10,001 to $50,000           $50,001 to $100,000
Peter M. Lebovitz                          None                      Over $100,000


* The Family of Investment Companies consists of The Managers
  Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

AUDIT COMMITTEE
---------------
The Board of Trustees has an Audit Committee consisting of the Independent Trustees. Under the terms of its charter, the Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants, (d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and (e) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

TRUSTEES' COMPENSATION
----------------------

                                Aggregate               Total Compensation
                                Compensation from the   from the Fund Complex
Name of Trustee                 Funds (a)               Paid to Trustees (b)
----------------------          ---------------------   ---------------------

Independent Trustees:
---------------------
Jack W. Aber                            $793                   $31,500
William E. Chapman, II                  $793                   $31,000
Edward J. Kaier                         $793                   $31,500
Eric Rakowski                           $793                   $31,000

Interested Trustees:
--------------------
Peter M. Lebovitz                       None                     None
Sean M. Healey                          None                     None


(a) Compensation is calculated for the Funds' fiscal year ended September 30, 2002. The Funds do not provide any pension or retirement benefits for the Trustees.

(b) Total compensation includes compensation paid during the 12-month period ending September 30, 2002 for services as a Trustee of The Managers Funds, Managers AMG Funds,
    Managers Trust I and Managers Trust II.

      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
      ---------------------------------------------------

CONTROL PERSONS
---------------
As of December 31, 2002 Frontier Capital Management "controlled" (within the meaning of the 1940 Act) the Small Company Value Fund. An entity or person which "controls" a particular Fund could have effective voting control over that Fund. As of December 31, 2002, the following persons or entities owned of record more than 5% of the outstanding shares of the Growth Fund:

NAME AND ADDRESS                            PERCENTAGE OWNERSHIP
---------------------------------           --------------------
Thomas W. Duncan Sr. &
  Mariana E. Duncan JTWROS                          13%
  c/o Frontier Capital Management
  150 Beacon Street
  Boston, MA 02116-1401

Lyle L. Meyer & Evelyn M. Meyer TTEES               10%
  Lyle L. Meyer Revocable Trust
  744 Fairfield Lake Drive
  Chesterfield, MO 63017-5928

John David Wimberly                                 10%
  c/o Frontier Capital Management
  150 Beacon Street
  Boston, MA 02116-1401

Bill M. Thompson TTEE                                6%
  Bill M. Thompson Trust
  40 W. 9 Mile Rd. #2-318
  Pensacola, FL 32534

Reed Coleman Family Foundation TR                    5%
  201 Waubesa Street
  P.O. Box 3037
  Madison, WI 53704-0037

Helen W. Marston Cust                                5%
  Hunter S Marston IV UGMA-OK
  271 Goddard Avenue
  Brookline, MA 02445-7411


As of December 31, 2002, the following persons or entities owned of record more than 5% of the outstanding shares of the Small Company Value Fund:

NAME AND ADDRESS                            PERCENTAGE OWNERSHIP
---------------------------------           --------------------
Thomas W. Duncan Sr.                                 56%
  c/o Frontier Capital Management
  150 Beacon Street
  Boston, MA 02116-1401

Charles Schwab & Co., Inc.                           29%
  101 Montgomery Street
  San Francisco, CA 94104

Thomas W. Duncan Jr.                                  8%
  c/o Frontier Capital Management
  150 Beacon Street
  Boston, MA 02116-1401


MANAGEMENT OWNERSHIP
--------------------
As of December 31, 2002, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Small Company Value Fund.

As of December 31, 2002, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Growth Fund.

                   MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER AND SUB-ADVISOR
----------------------------------
The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Managers Funds LLC (the "Investment Manager") serves as investment manager to the Funds. The Managers Funds LLC is a subsidiary of AMG, and AMG serves as the Managing Member of the LLC. AMG is located at 600 Hale Street, Prides Crossings, MA 01965. Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC, serves as distributor to the Funds.

The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating sub-advisers for individuals and institutional investors. As part of its services to the Funds under an investment management agreement with the Trust (the "Investment Management Agreement"), the Investment Manager also carries out the daily administration of the Trust and Funds. For its investment management services, the Investment Manager receives an investment management fee from each Fund. All or a portion of the investment management fee paid by each Fund to the Investment Manager is used to pay the advisory fees of Frontier Capital Management Company, LLC, the sub-advisor which manages the assets of each Fund (the "Sub-Advisor" or "Frontier"). The Investment Manager receives no additional compensation from the Funds for its administration services. Frontier was selected by the Investment Manager, subject to the review and approval of the Trustees. Frontier is the successor firm to Frontier Capital Management Company, Inc. which was formed in 1980. AMG indirectly owns a majority interest in Frontier. As of December 31, 2002, Frontier's assets under management totaled approximately $3.8 billion. Frontier's address is 99 Summer Street, Boston, MA 02110. Thomas W. Duncan Sr. and William A. Teichner, CFA are the portfolio managers for the Small Company Value Fund. J. David Wimberly, CFA and Stephen M. Knightly, CFA are the portfolio managers for the Growth Fund.

The Sub-Advisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions. Generally, the services which the Sub-Advisor provides to the Funds are limited to asset management and related record keeping-services. The Sub-Advisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

COMPENSATION OF INVESTMENT MANAGER AND SUB-ADVISOR BY THE FUNDS
---------------------------------------------------------------
As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the respective Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory Agreement, the Investment Manager has agreed to pay the Sub-Advisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing each portfolio, which is also computed daily and paid monthly. The fee paid to the Sub-Advisor is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of the Funds.

For the fiscal year ended September 30, 2002 and for the period October 2, 2000 (commencement of operations) through September 30, 2001, no fee was paid under the Investment Management Agreement with respect to the Growth Fund. If the Investment Manager had not agreed to waive all or a portion of its fees in connection with a contractual agreement to limit the Fund's total annual operating expenses to 1.24% of average daily net assets during the period, the fee under that agreement would have been $53,147 and $70,254, respectively. For the fiscal year ended September 30, 2002 and for the period February 28, 2001 (commencement of operations) through September 30, 2001, the fee paid under the Investment Management Agreement with respect to the Small Company Value Fund was $57,194 and $5,282, respectively. If the Investment Manager had not agreed to waive all or a portion of its fees in connection with a contractual agreement to limit the Fund's total annual operating expenses to 1.49% of average daily net assets during the period, the fee under that agreement would have been $144,538 and $68,715, respectively.

FEE WAIVERS AND EXPENSE LIMITATIONS
-----------------------------------
The Investment Manager has contractually agreed, through February 1, 2004, to limit total annual operating expenses for the Small Company Value Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.49%, subject to later reimbursement by the Small Company Value Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See "Managers AMG Funds" in the Prospectus for further information.

The Investment Manager has contractually agreed, through February 1, 2004, to limit total annual operating expenses for the Growth Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.24%, subject to later reimbursement by the Growth Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See "Managers AMG Funds" in the Prospectus for further information.

The Investment Manager has decided to waive all or a portion of its fees from the Funds or reimburse expenses to the Funds for a variety of reasons, including attempting to make each Fund's performance more competitive as compared to similar funds.

In addition to any other waiver and/or reimbursement agreed to by the Investment Manager, Frontier from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. Shareholders will be notified of any change in the management fees of a Fund on or about the time that such fees or expenses become effective.

INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
-------------------------------------------------
The Managers Funds LLC serves as investment manager to the Funds under the Investment Management Agreement. The Investment Management Agreement permits the Investment Manager to from time to time engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Investment

Management Agreement, the Investment Manager has entered into a sub-advisory agreement with Frontier (the "Sub-Advisory
Agreement").

The Investment Management Agreement and the Sub-Advisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually
(i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Sub-Advisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Advisor on not more than 60 days' written notice to the other party and to the Funds. The Investment Management Agreement and the Sub-Advisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Investment Management Agreement provides that the
Investment Manager is specifically responsible for:

  * developing and furnishing continuously an investment program and strategy for the Funds in compliance with each Fund's investment objectives and policies as set forth in the Trust's current
    Registration Statement;

  * providing research and analysis relative to the investment program and investments of the Funds;

  * determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Funds and what portion, if any, of the assets of the Funds shall be held in cash or cash equivalents; and

  * making changes on behalf of the Trust in the investments of the Funds.

Under the Sub-Advisory Agreement, Frontier is responsible for performing substantially these same advisory services for the Investment Manager and the Funds.

The Investment Management Agreement also provides that the Investment Manager shall furnish the Funds with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Funds pay all expenses not borne by their Investment Manager or Sub-Advisor including, but not limited to, the charges and expenses of each Fund's custodian and transfer agent, independent auditors and legal counsel for the Funds and the Trust's independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Advisor or their affiliates, other than affiliated registered investment companies.

The Sub-Advisory Agreement requires the Sub-Advisor to provide fair and equitable treatment to the Funds in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Sub-Advisor to acquire for the Funds a position in any investment which any of the Sub-Advisor's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Sub-Advisor makes investment decisions for the Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and another client of a Sub-Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Sub-Advisor. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Funds. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
-------------------------------------------------------------
The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved the Investment Management Agreement with the Manager and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Funds. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Sub-Advisory Agreements for the Funds, the Trustees reviewed a variety of materials relating to each Fund, the Manager and the Sub-Advisor, including performance, fee and expense information about the Funds and other similar mutual funds and performance information for relevant indices. The Trustees also reviewed information provided by the Sub-Advisor relating to its operations, personnel, investment philosophy and investment strategies and techniques. The Trustees also reviewed the compliance capabilities of the Manager and the Sub-Advisor, including their personal trading policies and procedures.

With respect to the Manager, the Trustees considered, among other things: (a) the Manager's administrative capabilities including its ability to supervise the Funds' other service providers; and (b) the Manager's compliance programs including those related to personal investing.

With respect to the Sub-Advisor, the Trustees considered, among other things: (i) the services rendered by the Sub-Advisor; (ii) the qualification and experience of the Sub-Advisor's personnel; (iii) the Sub-Advisor's compliance programs including those related to personal investing; and
(iv) the Fund's performance relative to that of its competitors and of relevant indices. The Trustees also considered the financial condition of the Manager and Sub-Advisor and the undertakings provided by the each of them to maintain expense limitations for the Funds.

In the course of their deliberations, the Trustees reached the following conclusions, among others: (A) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Sub-Advisor's personnel are well qualified to manage each Fund's assets in accordance with the Fund's investment objectives and policies;
(C) the Manager and Sub-Advisor maintain appropriate compliance programs; (D) each Fund's performance is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices, including each Fund's respective benchmark; and (E) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services provided by the Manager and the Sub-Advisor.

After considering these and other factors, the Trustees concluded that approval of the Investment Management and Sub-
Advisory Agreements would be in the interests of each Fund and its shareholders.

REIMBURSEMENT AGREEMENT
-----------------------
Under the Investment Management Agreement, the Investment Manager provides a variety of administrative services to the Funds and, under the distribution agreement between MDI and the Funds, MDI provides a variety of shareholder and marketing services to the Funds. MDI receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Frontier, Frontier reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

CODE OF ETHICS
--------------
The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the joint code of ethics of the Investment Manager and the Distributor (applicable to "access persons" of the Trust that are also employees of the Investment Manager and/or the Distributor). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within the Fund. The Sub-Advisor has adopted a Code of Ethics regarding personal investing by its personnel pursuant to Rule 17j-1 under the 1940 Act.

DISTRIBUTION ARRANGEMENTS
-------------------------
MDI acts as the distributor in connection with the offering of each Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation. Pursuant to the Distribution Agreement and the Funds' "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan"), the Trust pays a fee in the amount of 0.25% of the average daily net assets of each Fund for the services of the Distributor.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

CUSTODIAN
---------
The Bank of New York ("BNY" or the "Custodian"), 100
Church Street, New York New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds. In addition, when the Funds trade in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Funds will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Funds' default under the contract.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, Massachusetts 02266-8517, is the transfer agent (the
"Transfer Agent") for the Funds.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------
PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each of the Fund's federal and state income tax returns and may provide other audit, tax, and related services.

          BROKERAGE ALLOCATION AND OTHER PRACTICES

The Sub-Advisory Agreement provides that the Sub-Advisor place all orders for the purchase and sale of securities which are held in each Fund's portfolios. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Advisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Sub-Advisor shall consider all factors that it deems relevant when assessing best price and execution for the Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Advisor is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Sub-Advisor is also authorized to cause the Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Advisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Advisor. The Funds may purchase and sell portfolio securities through brokers who provide the Funds with research services.

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best execution, the Sub-Advisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Advisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Advisor.

The fees of the Sub-Advisor are not reduced by reason of their receipt of such brokerage and research services.
Generally, the Sub-Advisor does not provide any services to the Funds except portfolio investment management and related record-keeping services.

During the period October 2, 2000 (commencement of operations) to September 30, 2001 and for the fiscal year ended September 30, 2002, the Growth Fund paid brokerage commissions of $19,842 and $17,543, respectively. During the period February 28, 2001 (commencement of operations) to September 30, 2001 and for the fiscal year ended September 30, 2002, the Small Company Value Fund paid brokerage commissions of $22,254 and $66,368, respectively.

         PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES
-----------------
Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in limited circumstances as described in the Prospectus.
Shares may also be purchased through bank trust departments on behalf of their clients, other investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations may receive compensation from the Distributor, the Investment Manager and/or the Sub-Advisor.

Purchase orders received by the Funds before the close of business of the New York Stock Exchange (usually 4:00 p.m. New York Time), c/o Boston Financial Data Services, Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Investment Manager will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II, subject to applicable Fund minimums. The 15-day holding period for redemption proceeds would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

REDEEMING SHARES
----------------
Any redemption orders received by the Trust before the close of regular trading on the New York Stock Exchange
(usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of trading on that Business Day.

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.
If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. Each Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund's shares in the account falls below $25,000 due to redemptions. Whether the Funds will exercise their right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If a Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows:
(i) during periods when the NYSE is closed for other than weekends or holidays or when trading on the NYSE is restricted as determined by the SEC, by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES
------------------
An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II . Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available.
Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE
---------------
The Funds compute their net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving

Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value of each Fund is equal to the value of that Fund (assets minus liabilities) divided by the number of Fund shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
The Funds declare and pay dividends and distributions as described in the Prospectus. If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

DISTRIBUTION PLAN
-----------------
The Trust has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan"). Under the Distribution Plan, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and
(2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan. Under the Distribution Plan, the Board of Trustees has authorized payments to Managers Distributors, Inc. equal to 0.25% of the daily net assets on an annual basis of each Fund.

                    CERTAIN TAX MATTERS

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX
ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN
INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF
STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE
EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.  THIS DISCUSSION
IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

FEDERAL INCOME TAXATION OF FUNDS-IN GENERAL
-------------------------------------------
Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND'S INVESTMENTS
----------------------------------
ORIGINAL ISSUE DISCOUNT; MARKET DISCOUNT. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984 and to obligations issued on or before July 18, 1984 that were purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

OPTIONS AND FUTURES TRANSACTIONS. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

HEDGING TRANSACTIONS. The Fund may engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for "mixed straddles" (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund's securities and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section 1092.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS. Certain of the
Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of the Fund's taxable income will, in most cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund. The foregoing discussion is a general summary of certain of the current federal income tax laws regarding the Fund and investors in the shares.

FEDERAL INCOME TAXATION OF SHAREHOLDERS
---------------------------------------
Ordinary income distributions, and distributions of net realized short-term capital gains by the Fund to shareholders who are liable for federal income taxes will be taxed as ordinary income to such shareholders. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Special rules for the taxation of capital gains on
qualified 5-year property were enacted by the Taxpayer Relief Act of 1997 to take effect in January 2001. In summary, for individuals and trusts in the 10% and 15% ordinary income tax rate brackets, a new tax rate of 8% (instead of 10%) will apply to long-term capital gains from the sale of assets (including
mutual funds) held more than 5 years.   For individuals and
trusts in higher tax brackets, the top rate on such gains drops from 20% to 18%. The date that the 5-year holding period starts, however, is different for the two groups. For those in the 10% and 15% brackets, the asset may be acquired at any time, but for others the asset must have been acquired after December 31, 2000.

Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by the Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS
--------------------
Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 30% for 2002 and 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of that Fund's shares unless IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

FOREIGN TAXES
-------------
The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of such a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold the Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

TAX-EXEMPT INVESTORS
--------------------
If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in the Fund for the year would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

STATE AND LOCAL TAXES
---------------------
The Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Fund.

OTHER TAXATION
--------------
The Fund is a series of a Massachusetts business trust.
Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                       PERFORMANCE DATA
                       ----------------

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund's current Prospectus.

For the Growth Fund, the following tables for the Growth
Fund include, for periods prior to the Growth Fund's inception on October 2, 2000, the year-by-year total return of Frontier Growth Fund, L.P., the predecessor to the Growth Fund. The tables illustrate how the performance of the Growth Fund and its predecessor have varied over the past ten years, assuming that all dividend and capital gain distributions have been reinvested. The predecessor fund began operations on March 7, 1988, and its objectives, policies, guidelines and restrictions were, in all material respects, the same as the Growth Fund's. The predecessor fund was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds. If the predecessor fund had been registered as a mutual fund, the predecessor fund's performance may have been adversely affected. Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
---------------------------
The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of
$1,000

T   = average annual total return
n   = number of years
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

The Average Annual Total Returns for the periods ended
September 30, 2002 were as follows:

FUND		1 YEAR	5 YEARS*   LIFE OF FUND**
-------------   ------- --------   --------------
Small Company
  Value Fund     0.13%     n/a         -3.17%

Growth Fund    -16.73%  -1.92%        -32.65%


* Reflects the performance of the Growth Fund's predecessor for periods prior to Growth Fund's inception on October 2, 2001.

** Performance shown for Small Company Value Fund is from inception on February 28, 2001. Performance for Growth Fund includes the performance of Growth Fund's predecessor for periods prior to Growth Fund's inception on October 2, 2001.

AFTER TAX AND CUMULATIVE RETURNS
--------------------------------
Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                     P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of
$1,000

T       = average annual total return (after taxes on
          distributions)
n       = number of years
ATVD    = ending value of a hypothetical $1,000 payment made
          at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The Average Annual Total Returns (after taxes on distributions) for the periods ended September 30, 2002 were as follows:

                                             10 YEARS OR
FUND                    1 YEAR    5 YEARS*   LIFE OF FUND**
---------------------   --------  ---------  --------------
Small Company
  Value Fund             -2.77%      n/a         -4.95%

Growth Fund             -16.73%      n/a        -32.67%

* Reflects the performance of the Growth Fund's predecessor for periods prior to Growth Fund's inception on October 2, 2001.

** Performance shown for Small Company Value Fund is from inception on February 28, 2001. Performance for Growth Fund includes the performance of Growth Fund's predecessor for periods prior to Growth Fund's inception on October 2, 2001.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

                         P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of
$1,000

T       =  average annual total return (after taxes on
           distributions and redemption)
n       =  number of years
ATVDR   =  ending value of a hypothetical $1,000 payment made
           at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

The following table shows the average annual total returns
(after taxes on distributions and redemptions) for the periods ended September 30, 2002.

                                          10 YEARS OR
FUND                 1 YEAR   5 YEARS*    LIFE OF FUND**
----------------     -------  ---------   --------------
Small Company
  Value Fund          0.66%       n/a         -3.08%

Growth Fund         -10.27%       n/a        -24.96%

* Reflects the performance of the Growth Fund's predecessor for periods prior to Growth Fund's inception on October 2, 2001.
** Performance shown for Small Company Value Fund is from inception on February 28, 2001. Performance for Growth Fund includes the performance of Growth Fund's predecessor for periods prior to Growth Fund's inception on October 2, 2001.

Cumulative Total Return. Each Fund may also advertise cumulative total return (the actual change in value of an investment in the Fund assuming reinvestment of dividends and capital gains).

The following table shows the cumulative total returns for the periods ended September 30, 2002:

FUND                      ONE YEAR     SINCE INCEPTION
-----------------------   ---------    ---------------
Small Company Value Fund    0.13%          -4.98%
Growth Fund               -16.73%         384.49%

PERFORMANCE COMPARISONS
-----------------------
The Funds may compare their performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper") and Morningstar, Inc., ("Morningstar"). Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the Russell 2000 Value Index, Russell 3000 Index, Wilshire 5000 Equity Index, Russell 3000 Growth Index, Russell 1000 Growth Index, Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Composite Stock Price Index or the Dow Jones Industrial Average.

MASSACHUSETTS BUSINESS TRUST
----------------------------
The Funds are series of a "Massachusetts business trust."
A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Funds or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES
---------------------
The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Funds represent separate series of shares of beneficial interest.
See "Massachusetts Business Trust" above.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Funds or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of six series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

ADDITIONAL INFORMATION
----------------------
This Statement of Additional Information and the current Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional
Information and the current Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the current Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The current Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

                    FINANCIAL STATEMENTS
                    --------------------

The audited Financial Statements and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Accountants by PricewaterhouseCoopers LLP, are incorporated by reference to this Statement of Additional Information from their annual report filing made with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The Financial Statements and reports are available without charge by calling Managers AMG Funds at (800) 835-3879 or by visiting our website at www.managersamg.com or on the SEC's website at www.sec.gov.

                        DATE OF ANNUAL REPORT; DATE OF
FUNDS                   FILING OF ANNUAL REPORT; ACCESSION NUMBER
--------------------    -----------------------------------------
Frontier Small Company
  Value Fund and
  Frontier Growth Fund  9/30/02; 11/26/2002; 0001089951-02-000046

                           PART C

             TO THE REGISTRATION STATEMENT OF
             MANAGERS AMG FUNDS (THE "TRUST")

ITEM 23.        EXHIBITS.

EXHIBIT NO.     DESCRIPTION
-----------     --------------------------------------------
a.1             Master Trust Agreement dated June 18, 1999.(i)

a.2 Amendment No. 1 to Master Trust Agreement changing the name of the "Essex Growth Fund" to "Essex
                Aggressive Growth Fund." (iii)

a.3 Amendment No. 2 to Master Trust Agreement changing the name of the Trust to "Managers AMG Funds." (iii)

a.4 Amendment No. 3 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "Frontier
                Growth Fund." (vii)

a.5 Amendment No. 4 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "First
                Quadrant Tax-Managed Equity Fund." (vii)

a.6 Amendment No. 5 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "Frontier
                Small Company Value Fund." (ix)

a.7 Amendment No. 6 to Master Trust Agreement establishing two new series of shares of beneficial interest of the Trust designated as the "Rorer
                Large-Cap Fund" and the "Rorer Mid-Cap Fund." (xi)

a.8 Amendment No. 7 to Master Trust Agreement establishing Investor and Institutional Classes of shares of the Essex Aggressive Growth Fund and Investor and Institutional Classes of shares of the Systematic Value Fund. (xiv)

a.9 Amendment No. 8 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "Burridge
                Small Cap Growth Fund." (xvi)

b.              By-Laws of the Trust dated June 18, 1999. (i)

c.              Sections 4.2(d), 4.2(e), 4.2(f), 4.2(i), 4.2(j),
                4.2(k), 4.2(m), 4.6, 6.3, 6.5, 6.6, 7.1, 7.2 and 7.3
                and Article V of the Master Trust Agreement are included in Exhibit a. (i)

d.1 Investment Management Agreement between the Registrant and The Managers Funds LLC, dated as of
                October 19, 1999. (iii)

                                        1

d.2             Form of Letter Agreement to Investment Management
                Agreement between the Registrant and The Managers
                Funds, LLC with respect to the Frontier Growth Fund, dated as of September 19, 2000. (vi)

d.3             Form of Letter Agreement to Investment Management
                Agreement between the Registrant and The Managers
                Funds LLC with respect to the First Quadrant Tax-
                Managed Equity Fund. (vii)

d.4             Form of Letter Agreement to Investment Management
                Agreement between the Registrant and The Managers
                Funds LLC with respect to the Frontier Small Company
                Value Fund. (viii)

d.5             Sub-Advisory Agreement between The Managers Funds
                LLC and Essex Investment Management Company, LLC with respect to the Essex Aggressive Growth Fund, dated as of October 19, 1999. (iii)

d.6             Form of Sub-Advisory Agreement between The Managers
                Funds LLC and Frontier Capital Management Company,
                LLC with respect to the Frontier Growth Fund, dated as of September 19, 2000. (iv)

d.7             Form of Sub-Advisory Agreement between The Managers
                Funds, LLC and First Quadrant, L.P. with respect to the First Quadrant Tax-Managed Equity Fund, dated as of November 14, 2000. (vii)

d.8 Form of Letter Agreement to Sub-Advisory Agreement between The Managers Funds LLC and Frontier Capital
                Management Company, LLC with respect to the Frontier
                Small Company Value Fund. (viii)

d.9             Form of Letter Agreement to Investment Management
                Agreement between the Registrant and The Managers
                Funds LLC with respect to the Rorer Large-Cap Fund.
                (xi)

d.10            Form of Letter Agreement to Investment Management
                Agreement between the Registrant and The Managers
                Funds LLC with respect to the Rorer Mid-Cap Fund.
                (xi)

d.11            Form of Sub-Advisory Agreement between The Managers
                Funds LLC and Rorer Asset Management, LLC with respect to the Rorer Large-Cap Fund and the Rorer
                Mid-Cap Fund, dated December 5, 2001. (xi)

d.12            Form of Letter Agreement to Investment Management
                Agreement between the Registrant and The Managers
                Funds LLC with respect to the Systematic Value Fund.
                (xiv)

d.13            Form of Sub-Advisory Agreement between The Managers
                Funds LLC and Systematic Financial Management, L.P.
                with respect to the Systematic Value Fund.  (xiv)

                                       2

d.14            Form of Letter Agreement to the Investment
                Management Agreement between the Registrant and The
                Managers Funds LLC with respect to the Burridge
                Small Cap Growth Fund.  (xvi)

d.15            Form of Sub-Advisory Agreement between The Managers
                Funds, LLC and The Burridge Group LLC with respect to the Burridge Small Cap Growth Fund. (xvi)

e.1 Distribution Agreement between the Registrant and Managers Distributors, Inc., dated April 1, 2001.
                (xiii)

e.2             Intentionally omitted.

e.3             Intentionally omitted.

e.4             Form of Letter Agreement to the Distribution
                Agreement between the Registrant and Managers
                Distributors, Inc. with respect to the Rorer Large-
                Cap Fund and the Rorer Mid-Cap Fund. (xi)

e.5             Form of Letter Agreement to the Distribution
                Agreement between the Registrant and Managers
                Distributors, Inc. relating to Essex Aggressive
                Growth Fund and Systematic Value Fund.  (xiv)

e.6             Form of Letter Agreement to the Distribution
                Agreement between the Registrant and Managers
                Distributors, Inc. relating to the Burridge Small
                Cap Growth Fund.  (xvi)

f.              Not applicable.

g.              Custodian Agreement between the Registrant and The
                Bank of New York.  (filed herewith)

h. Form of Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc.
                (iii)

i.1 Opinion and Consent of Goodwin Procter LLP with respect to the Investor and Institutional Class shares of the Essex Aggressive Growth Fund. (xv)

i.2 Opinion and Consent of Goodwin Procter LLP with respect to the Frontier Growth Fund. (vi)

i.3 Opinion and Consent of Goodwin Procter LLP with respect to the First Quadrant Tax-Managed Equity
                Fund. (vii)

i.4 Opinion and Consent of Goodwin Procter LLP with respect to the Frontier Small Company Value Fund.
                (ix)

i.5 Opinion and Consent of Goodwin Procter LLP with respect to the Rorer Large-Cap Fund and the Rorer
                Mid-Cap Fund. (xi)

                                3

i.6 Opinion and Consent of Goodwin Procter LLP with respect to the Systematic Value Fund. (xiv)

i.7 Opinion and Consent of Goodwin Procter LLP with respect to the Burridge Small Cap Growth Fund.
                (xvi)

j. Consent of PricewaterhouseCoopers LLP with respect to Frontier Growth Fund and Frontier Small Company
                Value Fund.  (filed herewith)

k.              Not Applicable.

l.              Power of Attorney dated September 9, 1999. (ii)

m.1 Plan of Distribution Pursuant to Rule 12b-1, dated as of October 15, 1999. (iii)

m.2             Addendum to Plan of Distribution Pursuant to Rule
                12b-1 with respect to the Rorer Large-Cap Fund and the Rorer Mid-Cap Fund. (xi)

n. Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3. (xiii)

n.1             Revised Schedule A to Multiple Class Expense
                Allocation Plan adopted pursuant to Rule 18f-3.
                (xiv)

o.              Not applicable.

p.1             Code of Ethics of the Trust. (vi)

p.2             Code of Ethics of The Managers Funds LLC and
                Managers Distributors, Inc. (xii)

p.3             Code of Ethics of Essex Investment Management
                Company, LLC. (vii)

p.4             Code of Ethics of Frontier Capital Management
                Company, LLC. (viii).

p.5             Code of Ethics of First Quadrant, L.P. (vii)

p.6             Code of Ethics of Rorer Asset Management, LLC. (xii)

p.7             Code of Ethics of Systematic Financial Management,
                L.P.  (xiv)

p.8             Code of Ethics of The Burridge Group LLC.  (xvi)

--------------------------------------------------------------------

(i)             Filed as an exhibit to the Registrant's Registration
                Statement on Form N-1A, Registration No. 333-84639
                (filed August 6, 1999), under the same exhibit number.

                                 4

(ii) Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form
                N-1A, Registration No. 333-84639 (filed September
                23, 1999), under the same exhibit number.

(iii) Filed as an exhibit to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form
                N-1A, Registration No. 333-84639 (filed October 21,
                1999), under the same exhibit number.

(iv)            Filed as an exhibit to Post-Effective Amendment No.
                1 to the Registrant's Registration Statement on Form
                N-1A, Registration No. 333-84639 (filed June 19,
                2000), under the same exhibit number.

(v)             Filed as an exhibit to Post-Effective Amendment No.
                2 to the Registrant's Registration Statement on Form
                N-1A, Registration No. 333-84639 (filed August 1,
                2000), under the same exhibit number.

(vi)            Filed as an exhibit to Post-Effective Amendment No.
                4 to the Registrant's Registration Statement on Form
                N-1A, Registration No. 333-84639 (filed September
                15, 2000), under the same exhibit number.

(vii)           Filed as an exhibit to Post-Effective Amendment No.
                5 to the Registrant's Registration Statement on Form
                N-1A, Registration No. 333-84639 (filed November 14,
                2000), under the same exhibit number.

(viii)          Filed as an exhibit to Post-Effective Amendment No.
                6 to the Registrant's Registration Statement on Form
                N-1A, Registration No. 333-84639 (filed November 17,
                2000), under the same exhibit number.

(ix)            Filed as an exhibit to Post-Effective Amendment No.
                8 to the Registrant's Registration Statement on Form
                N-1A, Registration No. 333-84639 (filed February 20,
                2001), under the same exhibit number.

(x)             Filed as an exhibit to Post-Effective Amendment No.
                9 to the Registrant's Registration Statement on Form
                N-1A, Registration No. 333-84639 (filed March 1,
                2001), under the same exhibit number.

(xi)            Filed as an exhibit to Post-Effective Amendment No.
                10 to the Registrant's Registration Statement on
                Form N-1A, Registration No. 333-84639 (filed October
                5, 2001), under the same exhibit number.

(xii)           Filed as an exhibit to Post-Effective Amendment No.
                11 to the Registrant's Registration Statement on
                Form N-1A, Registration No. 333-84639 (filed
                December 19, 2001), under the same exhibit number.

(xiii)          Filed as an exhibit to Post-Effective Amendment No.
                12 to the Registrant's Registration Statement on
                Form N-1A, Registration No. 333-84639 (filed
                December 31, 2001), under the same exhibit number.

                              5

(xiv)           Filed as an exhibit to Post-Effective Amendment No.
                13 to the Registrant's Registration Statement on
                Form N-1A, Registration No. 333-84639 (filed January
                17, 2002), under the same exhibit number.

(xv)            Filed as an exhibit to Post-Effective Amendment No.
                14 to the Registrant's Registration Statement on
                Form N-1A, Registration No. 333-84639 (filed
                January 30, 2002), under the same exhibit number.

(xvi)           Filed as an exhibit to Post-Effective Amendment No.
                17 to the Registrant's Registration Statement on
                Form N-1A, Registration No. 333-84639 (filed April
                11, 2002), under the same exhibit number.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                REGISTRANT.
                --------------------------------------------------
                None.

ITEM 25.	INDEMNIFICATION.
                ----------------
Under Article VI of the Registrant's Master Trust
Agreement, any present or former Trustee, Officer, agent
or employee or person serving in such capacity with
another entity at the request of the Registrant ("Covered
Person") shall be indemnified against all liabilities,
including but not limited to amounts paid in satisfaction
of judgments, in compromises or as fines or penalties and
expenses, including reasonable legal and accounting fees,
in connection with the defense or disposition of any
proceeding by or in the name of the Registrant or any
shareholder in his capacity as such if: (i) a favorable
final decision on the merits is made by a court or
administrative body; or (ii) a reasonable determination is
made by a vote of the majority of a quorum of
disinterested Trustees or by independent legal counsel
that the Covered Person was not liable by reason of
willful misfeasance, bad faith, gross negligence or
reckless disregard of the duties involved in his office
("Disabling Conduct"); or (iii) a determination is made to
indemnify the Covered Person under procedures approved by
the Board of Trustees which in the opinion of independent
legal counsel are not inconsistent with the Investment
Company Act of 1940, as amended (the "1940 Act"). Said
Article VI further provides that the Registrant shall
indemnify any Covered Person against any such liabilities
and expenses incurred in connection with the defense or
disposition of any other type of proceeding except with
respect to any matter as to which the Covered Person shall
have engaged in Disabling Conduct or shall have been
finally adjudicated not to have acted in good faith and in
the reasonable belief that such Covered Person's action
was in or not opposed to the best interests of the
Registrant.

ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT
                ADVISER.
                --------------------------------------------
The Managers Funds LLC, a registered investment
adviser, is a subsidiary of Affiliated Managers Group,
Inc. ("AMG") and AMG serves as its Managing Member.  The
Managers Funds LLC serves as an investment adviser to
investment companies registered under the 1940 Act. The
business and other connections of the officers and
directors of The Managers Funds LLC, are listed in
Schedules A and D of its Form ADV as currently on file

                              6

with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-56365.

Essex Investment Management Company, LLC ("Essex") serves as sub-adviser to the Essex Aggressive Growth Fund.
AMG owns a majority interest in Essex. Essex is the successor firm to Essex Investment Management Company,
Inc., which was formed in 1976. The business and other connections of the officers and directors of Essex are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-12548.

Frontier Capital Management Company, LLC.
("Frontier") serves as sub-adviser to the Frontier Growth
Fund and to the Frontier Small Company Value Fund. AMG owns a majority interest in Frontier. Frontier is the successor firm to Frontier Capital Management Company,
Inc., which was formed in 1980. The business and other connections of the officers and directors of Frontier are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-15724.

First Quadrant, L.P. ("First Quadrant") serves as sub-adviser to the First Quadrant Tax-Managed Equity Fund.
AMG owns a majority interest in First Quadrant.  First
Quadrant is the successor firm to First Quadrant
Corporation, which was formed in 1988. The business and other connections of the officers and directors of First
Quadrant are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-51748.

Rorer Asset Management, LLC ("Rorer") serves as sub-adviser to the Rorer Large-Cap Fund and to the Rorer Mid-
Cap Fund. AMG owns a majority interest in Rorer. Rorer is the successor firm to Rorer Asset Management Company, L.P., which was formed in 1978. The business and other connections of the officers and directors of Frontier are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-56110.

Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Systematic Value Fund. AMG owns a majority interest in Systematic. Systematic was formed in 1983. The business and other connections of the officers and directors of Systematic are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-48908.

The Burridge Group LLC ("Burridge") serves as sub-adviser to the Burridge Small Cap Growth Fund. AMG owns a majority interest in Burridge. Burridge was formed in 1986. The business and other connections of the officers

                              7

and directors of Burridge are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-
53275.

ITEM 27.       PRINCIPAL UNDERWRITERS.
               -----------------------------------------
(a)            Managers Distributors, Inc. acts as principal
               underwriter for the Registrant.  Managers
               Distributors, Inc. also acts as principal
               underwriter for The Managers Funds, The Managers
               Trust I and The Managers Trust II.

(b) The following information relates to the directors, officers and partners of Managers Distributors,
               Inc.:

NAME AND PRINCIPAL            POSITIONS AND OFFICES    POSITIONS AND
BUSINESS ADDRESS              WITH UNDERWRITER         OFFICES WITH FUND
----------------------        ---------------------    -----------------
Nathaniel Dalton                    Director                 None
c/o Affiliated
Managers Group, Inc.
600 Hale Street
Prides Crossings,
Massachusetts 01965

Daniel J. Shea                      Director                 None
c/o Affiliated Managers
Group, Inc.
600 Hale Street
Prides Crossings,
Massachusetts 01965

John Kingston, III             Director and Secretary      Secretary
c/o Affiliated
Managers Group, Inc.
600 Hale Street
Prides Crossings,
Massachusetts 01965


Peter M. Lebovitz                   President              President
40 Richards Avenue
Norwalk, Connecticut
06854-2325

Donald S. Rumery                    Treasurer            Treasurer and
40 Richards Avenue                                       Principal Accounting
Norwalk, Connecticut                                     Officer
06854-2325


(c)            Not applicable.

ITEM 28.       LOCATION OF ACCOUNTS AND RECORDS.
               ---------------------------------
The accounts and records of the Registrant are maintained at the offices of the Registrant at 40 Richards
Avenue, Norwalk, Connecticut 06854 and at the offices of the Custodian, The Bank of New York, 100 Church Street,
New York, New York 10286 and at the offices of the Transfer Agent, Boston Financial Data Services, Inc. 1776
Heritage Drive, North Quincy, Massachusetts  01171.

ITEM 29.        MANAGEMENT SERVICES.
                --------------------
There are no management-related service contracts other than the Investment Management Agreement relating to management services described in Parts A and B.

ITEM 30.        UNDERTAKINGS.
                -------------
                Not applicable.

=================================================================
Exhibit No. G.: Custodian Agreement between the Registrant
                and The Bank of New York
=================================================================

                         CUSTODY AGREEMENT
                         -----------------

AGREEMENT, dated as of June 25, 2002 between Managers AMG Funds, a business trust organized and existing under the laws of the Commonwealth of Massachusetts having its principal office and place of business at 40 Richards Avenue, Norwalk, Connecticut 06854 (the "Fund") and The Bank of New York, a New York corporation authorized to do a banking business having its principal office and place of business at One Wall Street, New York, New York 10286 ("Custodian").

                       W I T N E S S E T H:

that for and in consideration of the mutual promises hereinafter set forth the Fund and Custodian agree as follows:

                            ARTICLE I
                           DEFINITIONS

Whenever used in this Agreement, the following words shall have the meanings set forth below:

1.	"Authorized Person" shall be any person, whether or not
an officer or employee of the Fund, duly authorized by the Fund's board to execute any Certificate or to give any Oral Instruction with respect to one or more Accounts, such persons to be designated in a Certificate annexed hereto as Schedule I hereto or such other Certificate as may be received by Custodian from time to time.

2.	"BNY Affiliate" shall mean any office, branch or
subsidiary of The Bank of New York Company, Inc.

3.	"Book-Entry System" shall mean the Federal
Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

4.	"Business Day" shall mean any day on which Custodian and
relevant Depositories are open for business.

5.	"Certificate" shall mean any notice, instruction, or
other instrument in writing, authorized or required by this Agreement to be given to Custodian, which is actually received by Custodian by letter or facsimile transmission and signed on behalf of the Fund by an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

6.	"Composite Currency Unit" shall mean the Euro or any
other composite currency unit consisting of the aggregate of specified amounts of specified currencies, as such unit may be constituted from time to time.

7.	"Depository" shall include (a) the Book-Entry System, (b)
the Depository Trust Company, (c) any other clearing agency or securities depository registered with the Securities and Exchange Commission identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

8.	"Foreign Depository" shall mean (a) Euroclear, (b)
Clearstream Banking, societe anonyme, (c) each Eligible Securities Depository as defined in Rule 17f-7 under the Investment Company Act of 1940, as amended, identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

9.	"Instructions" shall mean communications transmitted by
electronic or telecommunications media, including S.W.I.F.T., computer-to-computer interface, or dedicated transmission lines.

10.	"Oral Instructions" shall mean verbal instructions
received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.
11.	"Series" shall mean the various portfolios, if any, of
the Fund listed on Schedule II hereto, and if none are listed references to Series shall be references to the Fund.

12.	"Securities" shall include, without limitation, any
common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository or by a Subcustodian).

13.	"Subcustodian" shall mean a bank (including any branch
thereof) or other financial institution (other than a Foreign Depository) located outside the U.S. which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to the Fund from time to time, and their respective successors and nominees.

                        ARTICLE II
             APPOINTMENT OF CUSTODIAN; ACCOUNTS;
          REPRESENTATIONS, WARRANTIES, AND COVENANTS

1.(a)	The Fund hereby appoints Custodian as custodian
of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts for each Series in which Custodian will hold Securities and cash as provided herein. Custodian shall maintain books and records segregating the assets of each Series from the assets of any other Series. Such accounts (each, an "Account"; collectively, the "Accounts") shall be in the name of the Fund.

  (b)	Custodian may from time to time establish on its
books and records such sub-accounts within each Account as the Fund and Custodian may agree upon (each a "Special Account"), and

Custodian shall reflect therein such assets as the Fund may specify in a Certificate or Instructions.

  (c)	Custodian may from time to time establish pursuant
to a written agreement with and for the benefit of a broker, dealer, future commission merchant or other third party identified in a Certificate or Instructions such accounts on such terms and conditions as the Fund and Custodian shall agree, and Custodian shall transfer to such account such Securities and money as the Fund may specify in a Certificate or Instructions.

2.	The Fund hereby represents and warrants, which
representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each delivery of a Certificate or each giving of Oral Instructions or Instructions by the Fund, that:

  (a)	It is duly organized and existing under the laws of
the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder;

  (b)	This Agreement has been duly authorized, executed
and delivered by the Fund, approved by a resolution of its board, constitutes a valid and legally binding obligation of the Fund, enforceable in accordance with its terms, and there is no statute, regulation, rule, order or judgment binding on it, and no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property, which would prohibit its execution or performance of this Agreement;

  (c)	It is conducting its business in substantial
compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted;

  (d)	It will not use the services provided by Custodian
hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to the Fund;

  (e)	Its board or its foreign custody manager, as
defined in Rule 17f-5 under the Investment Company Act of 1940, as amended (the "'40 Act"), has determined that use of each Subcustodian (including any Replacement Custodian) and each Depository which Custodian or any Subcustodian is authorized to utilize in accordance with Section 1(a) of Article III hereof, satisfies the applicable requirements of the '40 Act and Rules 17f-4 or 17f-5 thereunder, as the case may be;

  (f)	The Fund or its investment adviser has determined
that the custody arrangements of each Foreign Depository provide reasonable safeguards against the custody risks associated with maintaining assets with such Foreign Depository within the meaning of Rule 17f-7 under the '40 Act;

  (g)	It is fully informed of the protections and risks
associated with various methods of transmitting Instructions and Oral Instructions and delivering Certificates to Custodian, understands that there may be more secure methods of transmitting or delivering the same than the methods selected by the Fund, agrees that the security procedures (if any) to be utilized provide a commercially reasonable degree of protection in light of its particular needs and circumstances, and acknowledges and agrees that Instructions need not be reviewed by Custodian, may conclusively be presumed by Custodian to have been given by person(s) duly authorized, and may be acted upon as given;

  (h)	It shall manage its borrowings, including, without
limitation, any advance or overdraft (including any day-light overdraft) in the Accounts, so that the aggregate of its total borrowings for each Series does not exceed the amount such Series is permitted to borrow under the '40 Act;

  (i)	Its transmission or giving of, and Custodian acting
upon and in reliance on, Certificates, Instructions, or Oral
Instructions pursuant to this Agreement shall at all times comply with the '40 Act;

  (j)	It shall impose and maintain restrictions on the
destinations to which cash may be disbursed by Instructions to ensure that each disbursement is for a proper purpose; and

  (k)	It has the right to make the pledge and grant the
security interest and security entitlement to Custodian contained in Section 1 of Article V hereof, free of any right of redemption or prior claim of any other person or entity, such pledge and such grants shall have a first priority subject to no setoffs, counterclaims, or other liens or grants prior to or on a parity therewith, and it shall take such additional steps as Custodian may require to assure such priority.

3.	The Fund hereby covenants that it shall from time to time
complete and execute and deliver to Custodian upon Custodian's request a Form FR U-1 (or successor form) whenever the Fund borrows from Custodian any money to be used for the purchase or carrying of margin stock as defined in Federal Reserve Regulation U.

                          ARTICLE III
                CUSTODY AND RELATED SERVICES

  1.(a)	Subject to the terms hereof, the Fund hereby
authorizes Custodian to hold any Securities received by it from time to time for the Fund's account. Custodian shall be entitled to utilize Depositories, Subcustodians, and, subject to subsection(c) of this Section 1, Foreign Depositories, to the extent possible in connection with its performance hereunder. Securities and cash held in a Depository or Foreign Depository will be held subject to the rules, terms and conditions of such entity. Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian's agreements with such Subcustodians. Subcustodians may be authorized to hold Securities in Foreign Depositories in which such Subcustodians participate. Unless otherwise required by local law or practice or a particular subcustodian agreement, Securities deposited with a Subcustodian, a Depositary or a Foreign Depository will be held in a commingled account, in the name of Custodian, holding only Securities held by Custodian as custodian for its customers. Custodian shall identify on its books and records the Securities and cash belonging to the Fund, whether held directly or indirectly through Depositories, Foreign Depositories, or Subcustodians. Except as otherwise directed by the Fund by Certificate or Instructions, Custodian shall, directly or indirectly through Subcustodians, Depositories, or Foreign

Depositories, endeavor, to the extent feasible, to hold Securities in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for cancellation and/or payment and/or registration, or where such Securities are acquired. Custodian at any time may cease utilizing any Subcustodian and/or may replace a Subcustodian with a different Subcustodian (the "Replacement Subcustodian"), and shall give notice to the Fund of each selection of a Replacement Subcustodian. In the event Custodian selects a Replacement Subcustodian, Custodian shall not utilize such Replacement Subcustodian until after the Fund's board or foreign custody manager has determined that utilization of such Replacement Subcustodian satisfies the requirements of the '40 Act and Rule 17f-5 thereunder.

(b)	Unless Custodian has received a Certificate or
Instructions to the contrary, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors or operators, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities on behalf of the Fund by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

(c)	With respect to each Foreign Depository, Custodian
shall exercise reasonable care, prudence, and diligence (i) to provide the Fund with an analysis of the custody risks associated with maintaining assets with the Foreign Depository, and (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund of any material change in such risks. The Fund acknowledges and agrees that such analysis and monitoring shall be made on the basis of, and limited by, information gathered from Subcustodians or through publicly available information otherwise obtained by Custodian to the extent reliance on such information is consistent with the standard of care noted in the prior sentence, and shall not include any evaluation of Country Risks. As used herein the term "Country Risks" shall mean with respect to any Foreign Depository: (a) the financial infrastructure of the country in which it is organized, (b) such country's prevailing custody and settlement practices, (c) nationalization, expropriation or other governmental actions, (d) such country's regulation of the banking or securities industry, (e) currency controls, restrictions, devaluations or fluctuations, and (f) market conditions which affect the order execution of securities transactions or affect the value of securities.

2.	Custodian shall furnish the Fund with an advice of daily
transactions (including a confirmation of each transfer of Securities) and a monthly summary of all transfers to or from the Accounts.

3.	With respect to all Securities held hereunder, Custodian
shall, unless otherwise instructed to the contrary:

  (a)	Receive all income and other payments and advise
the Fund as promptly as practicable of any such amounts due but not paid;

  (b)	Present for payment and receive the amount paid
upon all Securities which may mature and advise the Fund as promptly as practicable of any such amounts due but not paid;

  (c)	Forward to the Fund copies of all information or
documents that it may actually receive from an issuer of Securities which, in the opinion of Custodian, are intended for the beneficial owner of Securities;


  (d)	Execute, as custodian, any certificates of
ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

  (e)	Hold directly or through a Depository, a Foreign
Depository, or a Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

  (f)	Endorse for collection checks, drafts or other
negotiable instruments.

4.(a)	Custodian shall promptly notify the Fund of
rights or discretionary actions with respect to Securities held hereunder, and of the date or dates by when such rights must be exercised or such action must be taken, provided that Custodian has actually received, from the issuer or the relevant Depository (with respect to Securities issued in the United States) or from the relevant Subcustodian, Foreign Depository, or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify the Fund.

(b)	Whenever Securities (including, but not limited to,
warrants, options, tenders, options to tender or non-mandatory puts or calls) confer discretionary rights on the Fund or provide for discretionary action or alternative courses of action by the Fund, the Fund shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive the Fund's Certificate or Instructions at Custodian's offices, addressed as Custodian may from time to time request, not later than noon (New York time) at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may reasonably specify to the Fund). Absent Custodian's timely receipt of such Certificate or Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

5.	All voting rights with respect to Securities, however
registered, shall be exercised by the Fund or its designee. For Securities issued in the United States, Custodian's only duty shall be to mail to the Fund any documents (including proxy statements, annual reports and signed proxies) actually received by Custodian relating to the exercise of such voting rights. With respect to Securities issued outside of the United States, Custodian's only duty shall be to provide the Fund with access to a provider of global proxy services at the Fund's request. The Fund shall be responsible for all costs associated with its use of such services.

6.	Custodian shall promptly advise the Fund upon Custodian's
actual receipt of notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian, any Subcustodian, any Depository, or any Foreign Depository holds any Securities in which the Fund has an interest as part of a fungible mass, Custodian, such Subcustodian, Depository, or Foreign Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

7.	Custodian shall not under any circumstances accept bearer
interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

8.	The Fund shall be liable for all taxes, assessments,
duties and other governmental charges, including any interest or penalty with respect thereto ("Taxes"), with respect to any cash or Securities held on behalf of the Fund or any transaction related thereto. The Fund shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of the Fund (including any payment of Tax required by reason of an earlier failure to withhold) except to the extent such Tax results from the Custodian's or Subcustodian's negligence or willful misconduct. Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of the Fund, Custodian is hereby authorized to withdraw cash from any cash account in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian or other withholding agent, for the timely payment of such Tax in the manner required by applicable law. If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax, Custodian shall promptly notify the Fund of the additional amount of cash (in the appropriate currency) required, and the Fund shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that Fund is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of the Fund under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from the Fund all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty. In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by the Fund to Custodian hereunder. The Fund hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation and such obligation to indemnify shall be a continuing obligation of the Fund, its successors and assigns notwithstanding the termination of this Agreement.

9.(a)	For the purpose of settling Securities and
foreign exchange transactions, the Fund shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, "sufficient immediately available funds" shall mean either (i) sufficient cash denominated in U.S. dollars to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency, to settle the transaction. Custodian shall provide the Fund with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advices received by Custodian from Subcustodians, Depositories, and Foreign Depositories. Such funds shall be in U.S. dollars or such other currency as the Fund may specify to Custodian.

(b)	Any foreign exchange transaction effected by
Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. The Fund may issue a standing Certificate or Instructions with respect to foreign exchange transactions, but Custodian may establish rules or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all risks of investing in Securities or holding cash denominated in a foreign currency.

10.		Custodian shall promptly send to the Fund (a) any
reports it receives from a Depository on such Depository's system of internal accounting control, and (b) such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

11.	Until such time as Custodian receives a certificate to
the contrary, Custodian may release the identity of the Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and shareholder.

                        ARTICLE IV
            PURCHASE AND SALE OF SECURITIES;
                    CREDITS TO ACCOUNT

1.	Promptly after each purchase or sale of Securities by the
Fund, the Fund shall deliver to Custodian a Certificate or Instructions, or with respect to a purchase or sale of a Security generally required to be settled on the same day the purchase or sale is made, Oral Instructions specifying all information Custodian may reasonably request to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

2.	The Fund understands that when Custodian is instructed to
deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. Notwithstanding any provision in this Agreement to the contrary, settlements, payments and deliveries of Securities may be effected by Custodian or any Subcustodian in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction in which the transaction occurs, including, without limitation, delivery to a purchaser or dealer therefor (or agent) against receipt with the expectation of receiving later payment for such Securities. The Fund assumes full responsibility for all risks, including, without limitation, credit risks, involved in connection with such deliveries of Securities.

3.	Custodian may, as a matter of bookkeeping convenience or
by separate agreement with the Fund, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be "final" until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

                          ARTICLE V
                 OVERDRAFTS OR INDEBTEDNESS

1.	If Custodian should in its sole discretion advance funds
on behalf of any Series which results in an overdraft (including, without limitation, any day-light overdraft) because the money held by Custodian in an Account for such Series shall be insufficient to pay the total amount payable upon a purchase of Securities specifically allocated to such Series, as set forth in a Certificate, Instructions or Oral Instructions, if an overdraft arises in the separate account of a Series for some other reason, including, without limitation, because of a reversal of a conditional credit or the purchase of any currency or if the Fund is for any other reason indebted to the Custodian with respect to a Series (but not including any amounts payable pursuant to Article VIII, Section 1(c) of this Agreement unless such amounts have been determined to be due and payable pursuant to (i) a final determination on the merits of a court of competent jurisdiction (after all appeals have been exhausted) or (ii) by agreement between the Fund and the Custodian), such overdraft or other indebtedness shall be deemed to be a loan made by Custodian to the Fund for such Series payable on demand and shall bear interest from the date incurred at a rate per annum ordinarily charged by Custodian to its institutional customers, as such rate may be adjusted from time to time. In addition, (a) to the extent of any such overdraft and (b) to the extent of any fees or out-of-pocket expenses payable by the Fund under the fee schedule to this Agreement or any other indebtedness of the Fund with respect to a Series to the Custodian (but not including any amounts payable pursuant to Article VIII, Section 1(c) of this Agreement unless such amounts have been determined to be due and payable pursuant to (i) a final determination on the merits of a court of competent jurisdiction (after all appeals have been exhausted) or (ii) by agreement between the Fund and the Custodian), provided that (i) such fees, expenses or indebtedness remain unpaid after 60 days following the date of invoice and (ii) such fees, expenses or indebtedness are not the subject of a bona fide dispute of which the Custodian has notice (it being agreed that any amounts payable pursuant to Article VIII, Section 1(c) of this Agreement that have been determined to be due and payable pursuant to (i) a final determination on the merits of a court of competent jurisdiction (after all appeals have been exhausted) or (ii) by agreement between the Fund and the Custodian shall not be treated as being the subject of a bona fide dispute), the Fund hereby agrees that Custodian shall to the maximum extent permitted by law have a continuing lien, security interest, and security entitlement in and to any property, including, without limitation, any investment property or any financial asset, of such Series at any time held by Custodian for the benefit of such Series or in which such Series may have an interest which is then in Custodian's possession or control or in possession or control of any third party acting in Custodian's behalf, but not including any property already pledged by such Series; the Custodian agrees that it shall not realize its interest in any such property without providing such Series with reasonable advance notice to promptly designate readily marketable securities to be sold by the Custodian to discharge the Fund's obligation with respect to such overdraft, fee, expense or indebtedness. The Fund authorizes Custodian, in its sole discretion, at any time to charge any such overdraft, fee, expense or indebtedness together with interest due thereon against any balance of account standing to such Series' credit on Custodian's books.

2.	If the Fund borrows money from any bank (including
Custodian if the borrowing is pursuant to a separate agreement) for investment or for temporary or emergency purposes using Securities held by Custodian hereunder as collateral for such borrowings, the Fund shall deliver to Custodian a Certificate specifying with respect to each such borrowing: (a) the Series to which such borrowing relates; (b) the name of the bank, (c) the amount of the borrowing, (d) the time and date, if known, on which the loan is to be entered into, (e) the total amount payable to the Fund on the borrowing date, (f) the Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (g) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the '40 Act and the Fund's prospectus. Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral against payment by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount
payable as set forth in the Certificate.   Custodian may, at the
option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. Custodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this Section. The Fund shall cause all Securities released from collateral status to be returned directly to Custodian, and Custodian shall receive from time to time such return of collateral as may be
tendered to it.   In the event that the Fund fails to specify in a
Certificate the Series, the name of the issuer, the title and number of shares or the principal amount of any particular Securities to be delivered as collateral by Custodian, Custodian shall not be under any obligation to deliver any Securities.

                         ARTICLE VI
               SALE AND REDEMPTION OF SHARES

1.	Whenever the Fund shall sell any shares issued by the
Fund ("Shares") it shall deliver to Custodian a Certificate or Instructions specifying the amount of money and/or Securities to be received by Custodian for the sale of such Shares and specifically allocated to an Account for such Series.

2.	Upon receipt of such money, Custodian shall credit such
money to an Account in the name of the Series for which such money was received.

3.	Except as provided hereinafter, whenever the Fund desires
Custodian to make payment out of the money held by Custodian hereunder in connection with a redemption of any Shares, it shall furnish to Custodian a Certificate or Instructions specifying the total amount to be paid for such Shares. Custodian shall make payment of such total amount to the transfer agent specified in such Certificate or Instructions out of the money held in an Account of the appropriate Series.

4.	Notwithstanding the above provisions regarding the
redemption of any Shares, whenever any Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, Custodian, unless otherwise instructed by a Certificate or Instructions, shall, upon presentment of such check, charge the amount thereof against the money held in the Account of the Series of the Shares being redeemed, provided, that if the Fund or its agent timely advises Custodian that such check is not to be honored, Custodian shall return such check unpaid.

                         ARTICLE VII
            PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

1.	Whenever the Fund shall determine to pay a dividend or
distribution on Shares it shall furnish to Custodian Instructions or a Certificate setting forth with respect to the Series specified therein the date of the declaration of such dividend or distribution, the total amount payable, and the payment date.

2.	Upon the payment date specified in such Instructions or
Certificate, Custodian shall pay out of the money held for the account of such Series the total amount payable to the dividend agent of the Fund specified therein.

                        ARTICLE VIII
                   CONCERNING CUSTODIAN

1.(a)	Except as otherwise expressly provided herein,
Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees (collectively, "Losses"), incurred by or asserted against the Fund, except those Losses arising out of Custodian's own negligence or willful misconduct. Custodian shall have no liability whatsoever for the action or inaction of any Depositories, or, except to the extent such action or inaction is a direct result of the Custodian's failure to fulfill its duties hereunder, of any Foreign Depositories. With respect to any Losses incurred by the Fund as a result of the acts or any failures to act by any Subcustodian (other than a BNY Affiliate), Custodian shall take appropriate action to recover such Losses from such Subcustodian; and Custodian's sole responsibility and liability to the Fund shall be limited to amounts so received from such Subcustodian (exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable to the Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement, nor shall BNY or any Subcustodian be liable: (i) for acting in accordance with any Certificate or Oral Instructions actually received by Custodian and reasonably believed by Custodian to be given by an Authorized Person; (ii) for acting in accordance with Instructions without reviewing the same; (iii) for conclusively presuming that all Instructions are given only by person(s) duly authorized; (iv) for conclusively presuming that all disbursements of cash directed by the Fund, whether by a Certificate, an Oral Instruction, or an Instruction, are in accordance with Section 2(i) of Article II hereof; (v) for holding property in any particular country, including, but not limited to, Losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; exchange or currency controls or restrictions, devaluations or fluctuations; availability of cash or Securities or market conditions which prevent the transfer of property or execution of Securities transactions or affect the value of property; (vi) for any Losses due to forces beyond the control of Custodian, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, or interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services except to the extent such Losses arise from the Bank's failure to maintain and implement a back-up system and disaster recovery plan consistent with applicable laws and the rules and regulations of its regulators and examiners; (vii) for the insolvency of any Subcustodian (other than a BNY Affiliate), any Depository, or, except to the extent such action or inaction is a direct result of the Custodian's failure to fulfill its duties hereunder, any Foreign Depository; or (viii) for any Losses arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, including, without limitation, implementation or adoption of any rules or procedures of a Foreign Depository, which may affect, limit, prevent or impose costs or burdens on, the transferability, convertibility, or availability of any currency or Composite Currency Unit in any country or on the transfer of any Securities, and in no event shall Custodian be obligated to substitute another currency for a currency (including a currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected, limited, or prevented by such law, regulation or event, and to the extent that any such law, regulation or event imposes a cost or charge upon Custodian in relation to the transferability, convertibility, or availability of any cash currency or Composite Currency Unit, such cost or charge shall be for the account of the Fund, and Custodian may treat any account denominated in an affected currency as a group of separate accounts denominated in the relevant component currencies.

(b)	Custodian may enter into subcontracts, agreements
and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

(c)	The Fund agrees to indemnify Custodian and hold
Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian's performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by the Fund; provided however, that the Fund shall not indemnify Custodian for those Losses arising out of Custodian's own negligence or willful misconduct. This indemnity shall be a continuing obligation of the Fund, its successors and assigns, notwithstanding the termination of this Agreement.

2.	Without limiting the generality of the foregoing,
Custodian shall be under no obligation to inquire into, and shall not be liable for:

(a)	Any Losses incurred by the Fund or any other person
as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market;

(b)	The validity of the issue of any Securities
purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor;

(c)	The legality of the sale or redemption of any
Shares, or the propriety of the amount to be received or paid therefor;

(d)	The legality of the declaration or payment of any
dividend or distribution by the Fund;

(e)	The legality of any borrowing by the Fund;

(f)	The legality of any loan of portfolio Securities,
nor shall Custodian be under any duty or obligation to see to it that any cash or collateral delivered to it by a broker, dealer or financial institution or held by it at any time as a result of such loan of portfolio Securities is adequate security for the Fund against any loss it might sustain as a result of such loan, which duty or obligation shall be the sole responsibility of the Fund. In addition, Custodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent makes payment to it of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however that Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due;

(g)	The sufficiency or value of any amounts of money
and/or Securities held in any Special Account in connection with transactions by the Fund; whether any broker, dealer, futures commission merchant or clearing member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, futures commission merchant or clearing member, or whether any payment received by Custodian from any broker, dealer, futures commission merchant or clearing member is the amount the Fund is entitled to receive, or to notify the Fund of Custodian's receipt or non-receipt of any such payment; or

(h)	Whether any Securities at any time delivered to, or
held by it or by any Subcustodian, for the account of the Fund and specifically allocated to a Series are such as properly may be held by the Fund or such Series under the provisions of its then current prospectus and statement of additional information, or to ascertain whether any transactions by the Fund, whether or not involving Custodian, are such transactions as may properly be engaged in by the Fund.

3.	Custodian may, with respect to questions of law
specifically regarding an Account, obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

4.	Custodian shall be under no obligation to take action to
collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

5.	Custodian shall have no duty or responsibility to inquire
into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

6.	The Fund shall pay to Custodian the fees and charges as
may be specifically agreed upon from time to time and such other fees and charges at Custodian's standard rates for such services as may be applicable. The Fund shall reimburse Custodian for all costs associated with the conversion of the Fund's Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. The Fund shall also reimburse Custodian for out-of-pocket expenses which are a normal incident of the services provided hereunder.

7.	Custodian has the right to debit any cash account for any
amount payable by the Fund in connection with any and all obligations of the Fund to Custodian. In addition to the rights of Custodian under applicable law and other agreements, at any time when the Fund shall not have honored any of its obligations to Custodian, Custodian shall have the right without notice to the Fund to retain or set-off, against such obligations of the Fund, cash Custodian or a BNY Affiliate may directly or indirectly hold for the account of the Fund, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have to the Fund in any currency or Composite Currency Unit. Any such asset of, or obligation to, the Fund may be transferred to Custodian and any BNY Affiliate in order to effect the above rights.

8.	The Fund agrees to forward to Custodian a Certificate or
Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. The Fund agrees that the fact that such confirming Certificate or Instructions are not received or that a contrary Certificate or contrary Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian. If the Fund elects to transmit Instructions through an on-line communications system offered by Custodian, the Fund's use thereof shall be subject to the Terms and Conditions attached as Appendix I hereto, and Custodian shall provide user and authorization codes, passwords and authentication keys only to an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

9.	The books and records pertaining to the Fund which are in
possession of Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the '40 Act and the rules thereunder. The Fund, or its authorized representatives, shall have access to such books and records during Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Custodian to the Fund or its authorized representative. Upon the reasonable request of the Fund,

Custodian shall provide in hard copy or on computer disc any records included in any such delivery which are maintained by Custodian on a computer disc, or are similarly maintained.

10.	It is understood that Custodian is authorized to supply
any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of a Depository, and with such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

11.	Custodian shall have no duties or responsibilities
whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

                          ARTICLE IX
                         TERMINATION

1.	Either of the parties hereto may terminate this Agreement
by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. In the event such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a successor custodian or custodians, each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. In the event such notice is given by Custodian, the Fund shall, on or before the termination date, deliver to Custodian a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, designating a successor custodian or custodians. In the absence of such designation by the Fund, Custodian may designate a successor custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and money then owned by the Fund and held by it as Custodian, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

2.	If a successor custodian is not designated by the Fund or
Custodian in accordance with the preceding Section, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by Custodian of all Securities (other than Securities which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own custodian and Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

                         ARTICLE X
                      MISCELLANEOUS

1.	The Fund agrees to furnish to Custodian a new Certificate
of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Certificates or Oral Instructions of such present Authorized Persons.

2.	Any notice or other instrument in writing, authorized or
required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at 100 Church Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

3.	Any notice or other instrument in writing, authorized or
required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and received by it, to the attention of Peter Lebovitz, at its offices at 40 Richards Avenue, Norwalk, Connecticut 06854, or at such other place or such other person as the Fund may from time to time designate in writing.

4.	Each and every right granted to either party hereunder or
under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

5.	In case any provision in or obligation under this
Agreement shall be invalid, illegal or unenforceable in any exclusive jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties, except that any amendment to the Schedule I hereto need be signed only by the Fund and any amendment to Appendix I hereto need be signed only by Custodian. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

6.	This Agreement shall be construed in accordance with the
substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

7.	This Agreement may be executed in any number of
counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

8.	The obligations of the Fund hereunder are not binding
upon any of the trustees, officers or shareholders of the Fund individually but are binding only upon the Fund and the assets and property of the Fund. This Agreement is executed by the Fund on behalf of each Series listed on Schedule II, and is not binding upon any other Series, portfolio or other sub-unit of the Fund. The assets and property of each Series alone shall be liable for such Series' obligations under this Agreement.

IN WITNESS WHEREOF, the Fund and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                    MANAGERS AMG FUNDS
                                    By:   /s/ Peter M. Lebovitz
                                          ---------------------

                                    Title: President
                                           --------------------

                                    THE BANK OF NEW YORK
                                    By:   /s/ Ira R. Rosner
                                          ---------------------

                                    Title: Vice President
                                           --------------------

                          SCHEDULE I
              CERTIFICATE OF AUTHORIZED PERSONS

          (The Fund - Oral and Written Instructions)

The undersigned hereby certifies that he/she is the duly elected and acting Treasurer of Managers AMG Funds
(the "Fund"), and further certifies that the following officers or employees of the Fund have been duly authorized in conformity with the Fund's Declaration of Trust and By-Laws to deliver Certificates and Oral
Instructions to The Bank of New York ("Custodian") pursuant to the Custody Agreement between the Fund and Custodian dated June 25, 2002, and that the signatures appearing opposite their names are true and correct:

Peter M. Lebovitz     President              /s/ Peter M. Lebovitz
------------------    ----------------       -----------------------
Name                  Title                  Signature

Donald S. Rumery      Treasurer              /s/ Donald S. Rumery
------------------    ----------------       -----------------------
Name                  Title                  Signature

James Cino            Sr. Fund Admin.        /s/ James Cino
------------------    ----------------       -----------------------
Name                  Title                  Signature

Donna Grippe          Sr. Fund Admin.        /s/ Donna Grippe
------------------    ----------------       -----------------------
Name                  Title                  Signature

F. Michael Gozzillo   Sr. Fund Admin.        /s/ F. Michael Gozzillo
------------------    ----------------       -----------------------
Name                  Title                  Signature

Scott Hill            Fund Administrator     /s/ Scott Hill
------------------    ----------------       -----------------------
Name                  Title                  Signature

John Sawyer           Fund Administrator     /s/ John Sawyer
------------------    ----------------       -----------------------
Name                  Title                  Signature

Rob Allen             Fund Administrator     /s/ Robert Allen
------------------    ----------------       -----------------------
Name                  Title                  Signature


This certificate supersedes any certificate of Authorized Persons you may currently have on file.

[seal]

                               By:   /s/ Donald S. Rumery
                                     --------------------
		                     Title: Treasurer
Date:  June 25, 2002

                        SCHEDULE II
                          SERIES

               Essex Aggressive Growth Fund

                  Frontier Growth Fund

            Frontier Small Comapny Value Fund

         First Quadrant Tax-Managed Equity Fund

                    Rorer Large-Cap Fund

                     Rorer Mid-Cap Fund

                   Systematic Value Fund

               Burridge Small Cap Growth Fund

                         APPENDIX I

                  THE BANK OF NEW YORK

        ON-LINE COMMUNICATIONS SYSTEM (THE "SYSTEM")

                    TERMS AND CONDITIONS

  1.  License; Use.  Upon delivery to an Authorized
Person or a person reasonably believed by Custodian to be an Authorized Person the Fund of software enabling the Fund to obtain access to the System (the "Software"), Custodian grants to the Fund a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Written Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s). The Fund shall use the Software solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to the Fund with respect to the Software. The Fund acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Software, including any trade secrets or other ideas, concepts, know-how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either), or other statutory or legal protections available in respect thereof.
 The Fund further acknowledges that all or a part of the Software may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. The Fund shall not take any action with respect to the Software inconsistent with the foregoing acknowledgments, nor shall you attempt to decompile, reverse engineer or modify the Software. The Fund may not copy, sell, lease or provide, directly or indirectly, any of the Software or any portion thereof to any other person or entity without Custodian's prior written consent. The Fund may not remove any statutory copyright notice or other notice included in the Software or on any media containing the Software. The Fund shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian's request.

  2. Equipment. The Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and obtain access to the System, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

  3. Proprietary Information. The Software, any data base and any proprietary data, processes, information and documentation made available to the Fund (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of Custodian or its suppliers. The Fund shall keep the Information confidential by using the same care and discretion that the Fund uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the Software license granted herein for any reason, the Fund shall return to Custodian any and all copies of the Information which are in its possession or under its control.

  4. Modifications. Custodian reserves the right to modify the Software from time to time and the Fund shall install new releases of the Software as Custodian may direct. The Fund agrees not to modify or attempt to modify the Software without Custodian's prior written consent. The Fund acknowledges that any modifications to the Software, whether by the Fund or Custodian and whether with or without Custodian's consent, shall become the property of Custodian.

  5.  NO REPRESENTATIONS OR WARRANTIES.  CUSTODIAN AND
ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SOFTWARE, SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE FUND ACKNOWLEDGES THAT THE SOFTWARE, SERVICES AND ANY DATABASE ARE PROVIDED "AS IS." IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH THE FUND MAY INCUR IN CONNECTION WITH THE SOFTWARE, SERVICES OR ANY DATABASE, EVEN IF CUSTODIAN OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

  6. Security; Reliance; Unauthorized Use. The Fund will cause all persons utilizing the Software and System to treat all applicable user and authorization codes, passwords and authentication keys with extreme care, and it will establish internal control and safekeeping procedures to restrict the availability of the same to persons duly authorized to give Instructions. Custodian is hereby irrevocably authorized to act in accordance with and rely on Instructions received by it through the System. The Fund acknowledges that it is its sole responsibility to assure that only persons duly authorized use the System and that Custodian shall not be responsible nor liable for any unauthorized use thereof.

  7. System Acknowledgments. Custodian shall acknowledge through the System its receipt of each transmission communicated through the System, and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission and the Fund may not claim that such transmission was received by Custodian.

  8. EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW. THE FUND MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY. IF CUSTODIAN DELIVERED THE SOFTWARE TO THE FUND OUTSIDE OF THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE EXPORTER ADMINISTRATION REGULATIONS. DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. The Fund hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

  9.  ENCRYPTION.   The Fund acknowledges and agrees
that encryption may not be available for every communication through the System, or for all data. The Fund agrees that Custodian may deactivate any encryption features at any time, without notice or liability to the Fund, for the purpose of maintaining, repairing or troubleshooting the System or the Software.

=================================================================
Exhibit No. J.: Consent of PricewaterhouseCoopers LLP with
                respect to Frontier Growth Fund and
                Frontier Small Company Value Fund
=================================================================

             CONSENT OF INDEPENDENT ACCOUNTANTS
             ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated
November 15, 2002, relating to the financial statements and financial highlights which appears in the September 30, 2002 Annual Report to Shareholders of Managers AMG Funds:
Frontier Growth Fund and Frontier Small Company Value Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Public Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003

                           SIGNATURES
                           ----------

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 31st day of January, 2003.

                                           MANAGERS AMG FUNDS

                                           BY:  /s/ Donald S. Rumery
                                           -------------------------
                                           Donald S. Rumery
                                           Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                  Date
----------------------             ----------------       ----------------
         *
Jack W. Aber                           Trustee            January 31, 2003
----------------------

         *
William E. Chapman, II                 Trustee            January 31, 2003
----------------------


         *
Sean M. Healey                         Trustee            January 31, 2003
----------------------

         *
Edward J. Kaier                        Trustee            January 31, 2003
----------------------


         *
Eric Rakowski                          Trustee            January 31, 2003
----------------------


         *
Peter M. Lebovitz                   Trustee, President    January 31, 2003
----------------------              and Principal
                                    Executive Officer


         *
Galan G. Daukas                     Principal Financial   January 31, 2003
----------------------              Officer


/s/ Donald S. Rumery	            Treasurer and         January 31, 2003
----------------------              Principal Accounting
Donald S. Rumery                    Officer



/s/ Donald S. Rumery
----------------------
*By Donald S. Rumery pursuant to Power of Attorney.
